As filed with the Securities and Exchange Commission on March __, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
 (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

1-646-495-7333
Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.

December 31, 2020

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders,
We are pleased to present the Kinetics Mutual Funds (“Fund” or “Funds”) Annual Report for the twelve-month period ended December 31, 2020. The annual performance of financial markets should be taken within the context of: 2nd quarter U.S. GDP declining nearly 10%, (approximately 40% annualized); U.S. unemployment reaching nearly 15% (the highest level in over 70 years of data); and oil contracts for delivery in the spring briefly trading at negative values. The Federal Reserve and other global central banks acted aggressively and rapidly to circumvent a liquidity crisis similar to the global financial crisis. However, unintended consequences of these actions are already apparent in financial market excesses, with additional stimulus that was pending at year end. The combination of negative real interest rates in most developed nations and implicit government support for financial markets has obscured any true market price discovery, in our opinion. That being said, new opportunities abound as a result of these policies, but markets have yet to fully recognize the longer-term implications. We believe that the Funds are positioned to benefit from these trends, although they are not well aligned with global equity benchmarks. We increasingly view this “off benchmark” exposure to be an attractive proposition. A performance summary follows. (No Load Class) for the fiscal year ended December 31, 2020: The Internet Fund +56.42%; The Global Fund +25.00%; The Paradigm Fund +3.32%; The Medical Fund +9.04%; The Small Cap Opportunities Fund +2.30%; The Market Opportunities Fund +19.55%; The Alternative Income Fund +2.23%; The Multi-Disciplinary Income Fund -1.38%; and the Kinetics Spin-Off and Corporate Restructuring Fund +5.44%. This compares to returns of: +18.40% for the S&P 500® Index; +11.29% for the S&P 600® Small Cap Index; +16.25% for the MSCI All Country World (ACWI) Index; +7.51% for the Bloomberg Barclays U.S. Aggregate Bond Index; +7.11% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index; +3.69% for the Bloomberg Barclays U.S. 1-3 Year Credit Index®; +43.64% for the Nasdaq Composite®; and +7.82% for the MSCI EAFE® Index.
While we continue to provide equity and fixed income reference benchmark performance (to aid in your understanding of how broad asset classes have performed throughout the year ended December 31, 2020), we do not manage our Funds against any specific benchmark, nor have we ever done so in the history of the Funds. We believe that such benchmark adherence is highly detrimental to the long-term returns of a sound investment strategy. Furthermore, in years of both positive and negative returns, it should be noted that the Funds generated returns with little to no exposure to the top positions in the major benchmarks.

The S&P 500® Index annual return of 18.4% for the year is exceptional in historic terms, not least for a year in which there is a record setting global recession. Perhaps more unusual is that the equity market return actually trailed the annual return for the “risk-free” 30-Year U.S. Treasury bond, which returned 19.8% for the year. Under normal circumstances, these assets should have little or negative correlation. But, with the Federal Reserve influencing both short-term and long-term interest rates lower, strange things can occur in financial markets. While the long-term bond only yielded 2.39% at the outset of the year, the yield sunk further to 1.65% by year end, resulting in over 17% of capital appreciation. To this end, the market leadership for the year was growth stocks (S&P 500® Growth Index, +33%) and technology stocks (S&P 500® IT. Sector, +42%), both ultra-long duration assets, which benefit from lower long-term rates, given the nature of the cash flows. During the last three months of 2020, the 30-Year bond yield rose approximately 20 basis points (from 1.45% to 1.65%), resulting in a nearly 5% decline in the 30-Year bond price. This coincided with value (S&P 500® Value Index, +14.6%) and small cap stocks (S&P 600® Index, +31.2%) outperforming growth (S&P 500® Growth Index, +10.7%) and technology (S&P 500® IT. Sector, +11.5%) for the quarter. However, for the full year, the value index returned 1.2%, while the small cap index returned 11.2%, both well short of the S&P 500® Index and growth/technology indices.
As a result, our value and small/mid-cap oriented portfolios benefitted for the quarter (although not the year) from this positioning. While the 30-Year bond ended the year at a modest 1.65% yield, which is break-even or negative in real terms, the incremental shift to a slightly higher yield at year-end coincided with a dramatic shift in market leadership. We believe that many financial asset prices (equities, bonds, real estate, etc.) remain highly extended on a fundamental basis, and are very vulnerable to a shift to rising real yields. In our opinion, this is particularly true of highly speculative companies with “disruptive” business models but negative cash flow – specifically those which have recently become public enterprises via highly promotional special purpose acquisition companies (SPACs). These companies frequently defy fundamental valuation analysis because their product or service does not yet exist, or, in some cases, the end markets don’t yet exist.
These types of companies are not uncommon today, and Goldman Sachs has created an index to track the performance of unprofitable technology companies. The index, which was created in September of 2014, essentially delivered a return of zero for the five years ended in September 2019, and meaningfully underperformed the market. However, the index has subsequently risen over 3.6x, including a surge of 49% in the 4th quarter of 2020. These companies were apparently invulnerable to the modest rise in long-term interest rates, as there is no cash flow to discount.
We believe that there is no single basis for the rampant financial market speculation, as it is likely a combination of fundamental, behavioral, and technical variables. For instance, one can make the argument that negative real interest rates (fundamental), fear of missing additional gains (behavioral), and passive index inflows (technical) have all aligned to send prices vertically higher in certain market niches. It is practically impossible to determine the degree to which each variable has influenced prices, but there is evidence that each contributes. In our opinion, this results in a fragile market and an ambiguous price discovery mechanism, neither of which are conducive to satisfactory long-term investment returns.
The excess valuations are not unique in market history; although based on many variables, this is the most highly valued equity market in history. We believe that the most salient feature of the current market is the combination of low interest rates, flat yield curves, and highly valued equities worldwide. In previous episodes of equity market excess, fixed income markets have offered refuge. However, investment grade and government bonds across the world are mostly offering negative real yields. While most equities (and other financial assets) have already benefited mightily from this, various companies with exposure to cyclical end markets have experienced muted returns. These end markets appear to be inflecting, albeit, unevenly, with fourth quarter returns as follows: gold (unchanged), silver (+12%), oil (+19%), natural gas (-11%), iron (+28%), copper (+17%), U.S. Dollar Index (-4%). Additionally, various measures of food inflation as tracked by the U.N. Food & Agriculture Organization spiked into year-end, with the aggregate food index +10%, led by cereals (+11%) and vegetable oils (+22%). The Funds maintain indirect exposure to many of these markets via businesses with low capital requirements and low balance sheet debt. We believe that these types of high-quality businesses, with exposure to “hard asset” end markets and minimal balance sheet risk, are amongst the few attractive investment allocations for the uncertain years ahead.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Financial markets broadly delivered exceptional returns for the year, despite an exceptionally poor global economy, as measured by unemployment and GDP growth. Ultimately, the financial performance of the companies within the stock market must reconcile with economic and employment data, as the companies in the stock market are highly sensitive to businesses and consumer activity. That being said, the composition of GDP and the labor force differs substantially from the companies which drive the stock market. We can explore these differences, as well as the performance of underlying companies within the index as an indication of future risks and opportunities.
The U.S. Bureau of Labor Statistics reports U.S. employment composition by NAICS Industry Sectors, which can be compared to the composition of the leading equity index, the S&P 500® Index. The largest industry sector in the S&P 500® Index, with over a 40% weight, is manufacturing, as it includes large companies, ranging from Apple and Tesla to Johnson & Johnson and Pfizer. This compares to approximately 8% of the U.S. labor force employed in manufacturing. Furthermore, many of the employees at these companies are not based in the U.S., nor technically involved in “manufacturing.” Nonetheless, the market has a far higher exposure to these companies than does the average American. The next highest weighting in the index is information companies, at over a 21% weight, with companies such as Microsoft, Facebook, Google, Comcast, and Disney. Despite the large reach and revenues of these companies, they employ less than 2% of the U.S. workforce. Collectively, manufacturing and information companies comprise over 60% of the S&P 500® Index, yet, represent less than 10% of U.S. jobs. While the average income of those employed by these companies is far higher than median income levels, very few American employees benefit directly from the success of these enterprises.
The largest private sector industry employer, with slightly over 13% of U.S. jobs, is “professional and business services,” (federal, state and local governments employ nearly 14% of U.S. workers); yet, the S&P 500® Index holds only a 2.7% weight in these companies, which include Cisco, Accenture and IBM. The disconnect between index weight and employment is also a function of public markets, as the employment base is largely comprised of legal, accounting, consulting, advertising and other types of professional services that have minimal representation in public markets. Further, these businesses are high -value-add, and require fewer employee hours of output per revenue dollar. Outside of business services, the other primary employers in the private sector are “health care and social assistance” (12.5%), “leisure and hospitality” (10.2%), and “retail trade” (9.6%). These industries represent nearly a third of U.S. jobs, yet represent less than 11% of the S&P 500® Index. Similar to the professional services industry, the organizations that employ health care workers are generally private or are small in comparison to the overall industry. Additionally, the earnings of employees in these three industries are often not aligned with the profits of the parent company, as the work force is heavily skewed towards hourly or fixed salary employees.
The composition of the stock market is extremely different from that of the U.S. labor force, but in our view the performance drivers of the market are also indicative of the divide between the market and the economy. The indices report performance distribution in the Global Industry Classification Standard (GICS) Sectors, which are different from the North American Industry Classification System (NAICS) Industry Sectors, but the overlap is fairly intuitive. The top performing sectors, driving the majority of the market gains for the year, were Information Technology and Consumer Discretionary companies (manufacturing, information and retail NAICS). These include Information and Technology (IT) companies such as Apple, Microsoft, Visa and Adobe, and consumer discretionary companies such as Amazon, Home Depot, Nike and McDonalds. In our view, the salient feature of these companies across various business segments is that software, enterprise hosting, payments, e-commerce, hardware, and quick service restaurants were all either minimally impacted, or even benefited from the travel restrictions and closure of physical commerce in 2020. These companies are also generally higher growth; hence, their stock prices benefit from declining long-term interest rates.
Conversely, energy, real estate and financial services were the biggest laggards in the index, with each sector posting negative returns for the year, despite high index level returns. These industries were obviously severely and directly impacted by the travel and physical commerce restrictions. However, while these businesses are critically important to the economy and society, we believe that are of diminishing importance to index returns given the dominance of the technology and consumer sectors. Financial services remain a large weighting in the index, although well below historical levels, and the industry has been severely impaired by low interest rates, as well as the flat yield curve. The Federal Reserve’s “quantitative easing” measures aimed at lowering long-term interest rates impaired the banks and insurance companies from earning a “spread” on lending and longer-term liability management. These industries were collateral damage in the government’s efforts to combat the pandemic.
Clearly the pandemic and the government’s response to it have materially benefitted certain sectors, while marginalizing others. The many of the U.S. employees have unambiguously been financially impaired, including by being laid off, having reduced hours, or both. Every global household seeking to save for retirement or to fund existing retirement expenses has also been impaired by virtue of suppressed interest rates and financial asset inflation. In our view, this has created a wide divergence between the stock market returns and the underlying U.S. economy. Ultimately, the stock market and underlying economy must reconcile, as the two are co-dependent. We would argue that as government responses shift from monetary to fiscal and labor is prioritized over capital, the leadership of financial markets will shift. This is why our conviction in our “hard asset” positioning remains strong. As always, the timing of this shift is uncertain, but various market indicators suggest that it is already beginning.
Paradigm Fund: The Fund remained defensively positioned, with an outsized cash balance given the low interest rates, high equity valuation, and various market imbalances. High quality positions in energy and real estate companies detracted from relative performance compared to the S&P 500® Index; however, these allocations outperformed their respective industries. The value orientation of the Fund was also a headwind to returns, although royalty company positions in the materials sectors contributed in both absolute and relative terms.
Small Cap: The Fund generated a respectable return for the year despite a headwind from the value orientation of the investments, as the small cap value index meaningfully trailed the small cap and small cap growth indices. Specifically, investments in energy, real estate and financial services negatively impacted returns, while defense technology holdings boosted returns, as did smaller positions in the materials sector.

Market Opportunities Fund: The Fund outpaced broader markets despite a defensive cash balance, largely by virtue of exposure to cryptocurrency. The rationale for the cryptocurrency and defensive cash balances overlap, as both are motivated by reckless government money supply growth and interest rate controls. We believe that many of the excesses in the broader market are a function of these policies, and cryptocurrencies offer an alternative to rapidly depreciating fiat currencies. Energy and materials positions also boosted returns on an absolute basis, while real estate detracted from returns.
Internet Fund: The Fund outpaced broader markets despite a defensive cash balance, largely by virtue of its exposure to cryptocurrency. The rationales for the cryptocurrency and defensive cash balances overlap, as both are motivated by reckless government money supply growth and interest rate controls. We believe that many of the excesses in the broader market are a function of these policies, and cryptocurrencies offer an alternative to rapidly depreciating fiat currencies. Cryptocurrency can be viewed as a native protocol of the internet; hence, we view the exposure as appropriate given the mandate. The Fund also benefitted from exposure to financials, via an online payments processor, and to a lesser extent, from exposure to information technology via a leader search engine advertising platform.
Global Fund: The Fund outpaced broader markets despite a defensive cash balance, largely by virtue of its exposure to cryptocurrency. The rationales for the cryptocurrency and defensive cash balances overlap, as both are motivated by reckless government money supply growth and interest rate controls. We believe that many of the excesses in the broader market are a function of these policies, and cryptocurrencies offer an alternative to rapidly depreciating fiat currencies. Specifically, in a global context, the U.S. Dollar is attractive compared to various foreign currencies with lower short-term interest rates and worse fiscal deficits compared to the U.S. The Fund also benefitted from exposure to the materials sector via precious metals royalty companies, while consumer discretionary positions detracted from returns, led by a remote workforce lodging company.

Medical Fund: The Fund generated strong absolute returns for the year due to a combination of exposure to established pharmaceutical companies with strong cash flows, as well nascent biotechnology and gene-therapeutics companies with promising pipelines. Performance was variable throughout the pharmaceutical and biotechnology positions, as poor clinical trial results and unsuccessful vaccine development efforts drove significant negative returns from two top positions.
Spin-Off & Restructuring Fund: The Fund generated strong absolute returns in legacy spin-off securities, as well as from potential future spin-of companies. Exposure to consumer stocks in online payments and broadband internet boosted returns, as did precious metal royalty positions. Real estate holdings acted as a headwind to returns, posting negative absolute returns, while energy generated modest returns, also acting as a headwind to relative performance.
Multi-Disciplinary Income Fund: The Fund maintained core positions in high quality bonds with below investment-grade ratings, as well as a defensive cash position. The cash was held in lieu of engaging in put-writing, as we believed that even during the heightened volatility level in the spring, there was a high probability of capital impairment given the market levels. The companies underlying the bond positions generally performed well, despite the uneven performance of the bonds. The portfolio would have generated a more meaningful net return for the year if not for losses in small energy and oil field service bonds. However, these losses were more than offset by strong bond performance in issuers in the chemical and home-building industries.
Alternative Income Fund: The Fund was extremely defensively positioned for the year, hence, earned modest returns, albeit, above the rate of inflation. The defensive cash position was held in lieu of any put option exposure given market conditions, while the fixed income portfolio was investment grade and very short duration. We believed that long duration bonds were high risk given the low absolute levels of interest rates; however, rates fell throughout the year, and short duration bonds underperformed long duration issues substantially.

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.
Mutual fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.
International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.
Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.
Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.
Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.
As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds, except Kinetics Spin-Off and Corporate Restructuring Fund, pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.
The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
The MSCI All Country World Index, the S&P 500® Index, NASDAQ Composite®, S&P 600® Small Cap Index, MSCI EAFE® Index, Bloomberg Barclays U.S. 1-3 Year Credit Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index each represent an unmanaged, broad-basket of stocks or bonds. They are typically used as a proxy for overall market performance.
Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Horizon Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.
For more information, log onto www.kineticsfunds.com. January 1, 2021 — Horizon Kinetics Asset Management, LLC®

How a $10,000 and $1,000,000 Investment Have Grown:
The charts show the growth of a $10,000 investment in the Feeder Funds and a $1,000,000 investment in The Kinetics Spin-Off and Restructuring Fund (“The Spin-off Fund”) as compared to the performance of one or two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs.
S&P 500® Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500® is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
NASDAQ Composite® — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite® is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
MSCI ACWI (All Country World Index) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech

Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
S&P 600® SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The securities that comprise the S&P 600® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Bloomberg Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. Corporate High Yield Bond Index —is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Bloomberg Barclays U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	Composite®
One Year	56.42%	56.04%	47.08%	55.25%	18.40%	43.64%
Five Years	18.35%	18.06%	16.67%	17.47%	15.22%	20.81%
Ten Years	14.35%	14.07%	13.39%	13.50%	13.88%	17.12%
Twenty Years	9.52%	N/A	N/A	N/A	7.47%	8.61%
Since Inception
No Load Class
(10/21/96)	15.05%	N/A	N/A	N/A	9.17%	10.17%
Since Inception
Advisor Class A
(4/26/01)	N/A	9.53%	9.21%	N/A	7.94%	9.83%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	11.42%	9.34%	12.56%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	ACWI
One Year	25.00%	24.70%	17.57%	24.11%	18.40%	16.25%
Five Years	14.67%	14.57%	13.22%	13.82%	15.22%	12.26%
Ten Years	7.27%	7.13%	6.49%	6.48%	13.88%	9.13%
Twenty Years	5.91%	N/A	N/A	N/A	7.47%	6.12%
Since Inception
No Load Class
(12/31/99)	0.72%	N/A	N/A	N/A	6.61%	5.05%
Since Inception
Advisor Class A
(5/19/08)	N/A	6.10%	5.60%	N/A	10.27%	6.10%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	5.43%	10.27%	6.10%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	ACWI
One Year	3.32%	3.05%	-2.87%	2.56%	3.55%	18.40%	16.25%
Five Years	14.52%	14.23%	12.89%	13.66%	14.76%	15.22%	12.26%
Ten Years	10.42%	10.14%	9.49%	9.59%	10.64%	13.88%	9.13%
Twenty Years	9.83%	N/A	N/A	N/A	N/A	7.47%	6.12%
Since Inception
No Load Class
(12/31/99)	9.55%	N/A	N/A	N/A	N/A	6.61%	5.05%
Since Inception
Advisor Class A
(4/26/01)	N/A	9.70%	9.36%	N/A	N/A	7.94%	6.62%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	9.67%	N/A	9.67%	8.16%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	8.82%	9.85%	7.67%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	Composite®
One Year	9.04%	8.82%	2.56%	8.21%	18.40%	43.64%
Five Years	5.55%	5.29%	4.05%	4.76%	15.22%	20.81%
Ten Years	10.75%	10.47%	9.82%	9.92%	13.88%	17.12%
Twenty Years	5.72%	N/A	N/A	N/A	7.47%	8.61%
Since Inception
No Load Class
(9/30/99)	9.11%	N/A	N/A	N/A	7.23%	7.55%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.27%	5.96%	N/A	7.94%	9.83%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.84%	9.34%	12.56%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	S&P 600®
One Year	2.30%	2.04%	-3.82%	1.53%	2.51%	18.40%	11.29%
Five Years	15.40%	15.10%	13.75%	14.53%	15.62%	15.22%	12.37%
Ten Years	11.25%	10.97%	10.32%	10.42%	11.47%	13.88%	11.92%
Twenty Years	10.03%	N/A	N/A	N/A	N/A	7.47%	9.77%
Since Inception
No Load Class
(3/20/00)	10.18%	N/A	N/A	N/A	N/A	6.72%	9.61%
Since Inception
Advisor Class A
(12/31/01)	N/A	8.77%	8.43%	N/A	N/A	8.60%	9.94%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	5.90%	N/A	9.34%	8.79%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	8.67%	9.78%	9.32%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Market Opportunities Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	MSCI EAFE®
One Year	19.55%	19.31	12.47%	18.69%	19.79%	18.40%	7.82%
Five Years	18.34%	18.04%	16.65%	17.45%	18.58%	15.22%	7.45%
Ten Years	12.21%	11.94%	11.28%	11.38%	12.45%	13.88%	5.51%
Since Inception
No Load Class
(1/31/06)	9.50%	N/A	N/A	N/A	N/A	9.75%	4.09%
Since Inception
Advisor Class A
(1/31/06)	N/A	9.23%	8.80%	N/A	N/A	9.75%	4.09%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.36%	N/A	9.34%	2.79%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	8.78%	10.27%	2.59%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Alternative Income Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
						Bloomberg	Bloomberg
						Barclays	Barclays
		Advisor	Advisor			U.S. 1-3	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Year	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Credit	Bond
One Year	2.23%	1.99%	-3.88%	1.46%	2.44%	3.69%	7.51%
Five Years	2.38%	2.13%	0.93%	1.61%	2.59%	2.81%	4.44%
Ten Years	2.60%	2.34%	1.73%	1.83%	2.83%	2.29%	3.84%
Since Inception
No Load Class
(6/29/07)	0.73%	N/A	N/A	N/A	N/A	3.12%	4.59%
Since Inception
Advisor Class A
(6/29/07)	N/A	0.48%	0.04%	N/A	N/A	3.12%	4.59%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-0.02%	N/A	3.12%	4.59%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	0.96%	3.12%	4.59%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

     The Multi-Disciplinary Income Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
							Bloomberg
						Bloomberg	Barclays
						Barclays	U.S.
		Advisor	Advisor			U.S.	Corporate
	No Load	Class A	Class A	Advisor	Institutional	Aggregate	High
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Bond	Yield Bond
One Year	-1.38%	-1.62%	-7.23%	-2.16%	-1.25%	7.51%	7.11%
Five Years	4.26%	4.00%	2.77%	3.47%	4.46%	4.44%	8.59%
Ten Years	4.06%	3.81%	3.19%	3.28%	4.26%	3.84%	6.80%
Since Inception
No Load Class
(2/11/08)	4.21%	N/A	N/A	N/A	N/A	4.21%	7.90%
Since Inception
Advisor Class A
(2/11/08)	N/A	3.95%	3.48%	N/A	N/A	4.21%	7.90%
Since Inception
Advisor Class C
(2/11/08)	N/A	N/A	N/A	3.43%	N/A	4.21%	7.90%
Since Inception
Institutional Class
(2/11/08)	N/A	N/A	N/A	N/A	4.41%	4.21%	7.90%

(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Kinetics Spin-off and Corporate Restructuring Fund
December 31, 2010 — December 31, 2020 (Unaudited)

	Ended 12/31/2020
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®
One Year	5.44%	5.21%	-0.86%	4.47%	5.46%	18.40%
Five Years	N/A	10.38%	9.09%	9.54%	10.65%	15.22%
Ten Years	N/A	7.95%	7.43%	7.22%	8.22%	13.88%
Since Inception
No Load Class
(12/11/17)	9.23%	N/A	N/A	N/A	N/A	14.13%
Since Inception
Advisor Class A
(5/4/07)	N/A	3.19%	2.82%	N/A	N/A	9.19%
Since Inception
Advisor Class C
(5/24/07)	N/A	N/A	N/A	2.50%	N/A	9.21%
Since Inception
Institutional Class
(7/11/07)	N/A	N/A	N/A	N/A	2.88%	9.22%

(1) Reflects front-end sales charge of 5.75%.
* Reflects the growth of a $1,000,000 investment.
Returns for periods greater than one year are average annual total returns.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example
December 31, 2020

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (except the Spin-off Fund, each a “Feeder Fund” and including the Spin-off Fund, collectively the “Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2020 and held for the entire period from July 1, 2020 to December 31, 2020.
Actual Expenses
The Actual Expenses comparison provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio. Note, the Spin-off Fund is not a Feeder Fund.
The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Fund and any other Fund. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Funds. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

A shareholder may use the information provided in the first line, together with the amounts invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.
Hypothetical Example for Comparison Purposes
The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, shareholders costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/20 to
	(7/1/20)	(12/31/20)	Ratio	12/31/20)

The Internet Fund
No Load Class Actual	$1,000.00	$1,546.40	1.82%	$11.65
No Load Class Hypothetical (5% return
before expenses)	$1,000.00	$1,015.99	1.82%	$ 9.22
Advisor Class A Actual	$1,000.00	$1,544.50	2.07%	$13.24
Advisor Class A Hypothetical (5% return
before expenses)	$1,000.00	$1,014.73	2.07%	$10.48
Advisor Class C Actual	$1,000.00	$1,540.70	2.57%	$16.41
Advisor Class C Hypothetical (5% return
before expenses)	$1,000.00	$1,012.22	2.57%	$13.00

The Global Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,300.90	1.39%	$ 8.04
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.15	1.39%	$ 7.05
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,298.10	1.64%	$ 9.47
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.89	1.64%	$ 8.31
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,295.60	2.14%	$12.35
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.38	2.14%	$10.84

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/20 to
	(7/1/20)	(12/31/20)	Ratio	12/31/20)

The Paradigm Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,254.59	1.64%	$ 9.29
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.89	1.64%	$ 8.31
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,253.06	1.89%	$10.70
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.63	1.89%	$ 9.58
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,249.84	2.39%	$13.52
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.12	2.39%	$12.09
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,255.78	1.44%	$ 8.17
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.90	1.44%	$ 7.30

The Medical Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,093.30	1.39%	$ 7.31
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.15	1.39%	$ 7.05
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,092.10	1.64%	$ 8.62
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.89	1.64%	$ 8.31
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,088.80	2.14%	$11.24
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.38	2.14%	$10.84

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/20 to
	(7/1/20)	(12/31/20)	Ratio	12/31/20)

The Small Cap Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,277.90	1.64%	$ 9.39
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.89	1.64%	$ 8.31
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,276.20	1.89%	$10.81
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.63	1.89%	$ 9.58
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,273.00	2.39%	$13.66
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.12	2.39%	$12.09
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,279.30	1.44%	$ 8.25
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.90	1.44%	$ 7.30

The Market Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,300.20	1.40%	$ 8.09
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.10	1.40%	$ 7.10
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,299.40	1.65%	$ 9.54
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.84	1.65%	$ 8.36
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,295.80	2.15%	$12.41
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.33	2.15%	$10.89
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,301.60	1.20%	$ 6.94
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.10	1.20%	$ 6.09

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/20 to
	(7/1/20)	(12/31/20)	Ratio	12/31/20)

The Alternative Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,003.70	0.95%	$ 4.78
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,020.36	0.95%	$ 4.82
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,002.40	1.20%	$ 6.04
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.10	1.20%	$ 6.09
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$ 999.90	1.70%	$ 8.55
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.59	1.70%	$ 8.62
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,004.80	0.75%	$ 3.78
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,021.37	0.75%	$ 3.81

The Multi-Disciplinary Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,033.60	1.49%	$ 7.62
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.65	1.49%	$ 7.56
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,032.40	1.74%	$ 8.89
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.39	1.74%	$ 8.82
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,030.00	2.24%	$11.43
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.88	2.24%	$11.34
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,034.70	1.29%	$ 6.60
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.65	1.29%	$ 6.55

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2020

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/20 to
	(7/1/20)	(12/31/20)	Ratio	12/31/20)

The Kinetics Spin-off and Corporate Restructuring Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,295.70	1.45%	$ 8.37
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.85	1.45%	$ 7.35
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,295.30	1.50%	$ 8.65
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.60	1.50%	$ 7.61
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,289.90	2.25%	$12.95
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.83	2.25%	$11.39
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,296.70	1.25%	$ 7.22
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.95	1.25%	$ 6.34

Note: Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses on a daily basis. Any ex-
pense reductions include Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
* Expenses are equal to the to the Fund’s annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/366.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Allocation of Portfolio Assets
December 31, 2020

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$7,705,473	44.0%
Administrative and Support and Waste Management and
Remediation Services	2,318,580	13.2%
Real Estate and Rental and Leasing	2,026,565	11.6%
Manufacturing	1,862,055	10.6%
Management of Companies and Enterprises	1,213,404	6.9%
Information	603,864	3.5%
Educational Services	533,380	3.0%
Finance and Insurance	463,762	2.7%
Accommodation and Food Services	250,200	1.4%
Arts, Entertainment, and Recreation	176,323	1.0%
Transportation and Warehousing	88,880	0.5%
Retail Trade	76,032	0.4%
Professional, Scientific, and Technical Services	23,320	0.1%
Wholesale Trade	5,068	0.0%

* Excludes Short-Term Investments

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments — December 31, 2020

COMMON STOCKS — 98.92%	Shares	Value
Accommodation — 1.43%
Civeo Corporation*	18,000	$250,200
Beverage and Tobacco Product Manufacturing — 0.30%
Crimson Wine Group Limited*	10,000	53,500
Broadcasting (except Internet) — 0.70%
The E.W. Scripps Company — Class A	8,000	122,320
Chemical Manufacturing — 0.37%
Prestige Consumer Healthcare, Inc.*	797	27,791
Rayonier Advanced Materials, Inc.*	5,800	37,816
		65,607
Data Processing, Hosting, and Related Services — 13.22%
PayPal Holdings, Inc.*[c]	9,900	2,318,580
Educational Services — 3.04%
Graham Holdings Company — Class B	1,000	533,380
Fabricated Metal Product Manufacturing — 0.94%
Masco Corporation	3,000	164,790
Funds, Trusts, and Other Financial Vehicles — 1.80%
Capital Southwest Corporation	17,200	305,300
Mesabi Trust	400	11,220
		316,520
Machinery Manufacturing — 1.72%
The Manitowoc Company, Inc.*	2,800	37,268
Welbilt, Inc.*	20,000	264,000
		301,268
Management of Companies and Enterprises — 6.92%
Associated Capital Group, Inc. — Class Ac	32,400	1,137,888
Dundee Corporation — Class A*	30,000	32,700
Galaxy Digital Holdings Ltd.*	5,000	42,816
		1,213,404
Medical Equipment and Supplies Manufacturing — 0.26%
Avanos Medical, Inc.*	1,000	45,880

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments — December 31, 2020 — (Continued)

	Shares	Value

Miscellaneous Manufacturing — 7.02%
CSW Industrials, Inc.[c]	11,000	$1,231,010
Oil and Gas Extraction — 43.94%
Texas Pacific Land Trust[c]	10,599	7,705,473
Other Financial Investment Activities — 0.87%
GAMCO Investors, Inc. — Class A	8,300	147,242
Morgan Group Holding Co.*[f]	724	5,068
		152,310
Other Telecommunications — 2.52%
Liberty Broadband Corporation — Series A*	2,800	441,224
Publishing Industries (except Internet) — 0.23%
Gannett Co., Inc.*	12,000	40,320
Real Estate — 11.56%
DREAM Unlimited Corp.cf	90,800	1,515,830
The Howard Hughes Corporation*	6,300	497,259
PrairieSky Royalty Limited	1,700	13,476
		2,026,565
Scientific Research and Development Services — 0.13%
Rafael Holdings, Inc. — Class B*	1,000	23,320
Spectator Sports — 1.01%
Liberty Media Corp.-Liberty Braves — Class C*	1,590	39,559
Liberty Media Corp.-Liberty Formula One — Class A*	3,600	136,764
		176,323
Sporting Goods, Hobby, Musical Instrument, and Book Stores — 0.43%
Vista Outdoor, Inc.*	3,200	76,032
Water Transportation — 0.51%
A.P. Moeller-Maersk A/S — Class B — ADR	8,000	88,880
TOTAL COMMON STOCKS
(cost $8,161,516)		17,346,906
TOTAL INVESTMENTS — 98.92%
(cost $8,161,516)		$17,346,906

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments — December 31, 2020 — (Continued)

Percentages are stated as a percent of net assets.
* — Non-income producing security.
c — Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2020

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$173,846,943	$20,451,491
Receivable from Adviser	—	16,683
Receivable for Fund shares sold	518,830	19,037
Prepaid expenses and other assets	30,562	20,068
Total Assets	174,396,335	20,507,279
LIABILITIES:
Payable for Master Portfolio interest purchased	420,618	19,037
Payable to Directors	3,626	461
Payable to Chief Compliance Officer	176	25
Payable for Fund shares repurchased	98,212	—
Payable for shareholder servicing fees	33,211	4,078
Payable for distribution fees	2,237	8,303
Accrued expenses and other liabilities	40,751	14,910
Total Liabilities	598,831	46,814
Net Assets	$173,797,504	$20,460,465
NET ASSETS CONSIST OF:
Paid in capital	$87,804,378	$13,703,662
Accumulated earnings	85,993,126	6,756,803
Net Assets	$173,797,504	$20,460,465
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$169,373,991	$13,904,333
Shares outstanding	3,195,170	1,674,892
Net asset value per share (offering price and redemption price)	$53.01	$8.30
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$2,863,903	$574,371
Shares outstanding	59,152	69,772
Net asset value per share (redemption price)	$48.42	$8.23
Offering price per share ($48.42 divided by .9425 and $8.23
divided by .9425)	$51.37	$8.73
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$1,559,610	$5,981,761
Shares outstanding	38,516	780,069
Net asset value per share (offering price and redemption price)	$40.49	$7.67

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$638,665,069	$17,596,554
Receivable from Adviser	2,304	11,976
Receivable for Master Portfolio interest sold	537,678	17,579
Receivable for Fund shares sold	162,559	147
Prepaid expenses and other assets	38,015	20,533
Total Assets	639,405,625	17,646,789
LIABILITIES:
Payable to Directors	17,414	489
Payable to Chief Compliance Officer	1,249	35
Payable for Fund shares repurchased	700,063	17,726
Payable for shareholder servicing fees	101,135	3,698
Payable for distribution fees	110,703	615
Fund distribution payable	174	—
Accrued expenses and other liabilities	129,400	14,815
Total Liabilities	1,060,138	37,378
Net Assets	$638,345,487	$17,609,411
NET ASSETS CONSIST OF:
Paid in capital	$304,973,686	$10,125,035
Accumulated earnings	333,371,801	7,484,376
Net Assets	$638,345,487	$17,609,411
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$274,876,063	$15,462,221
Shares outstanding	5,090,949	549,603
Net asset value per share (offering price and redemption price)	$53.99	$28.13
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$94,179,443	$2,038,672
Shares outstanding	1,811,318	75,795
Net asset value per share (redemption price)	$51.99	$26.90
Offering price per share ($51.99 divided by .9425 and $26.90
divided by .9425)	$55.16	$28.54
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$84,596,886	$108,518
Shares outstanding	1,770,941	4,175
Net asset value per share (offering price and redemption price)	$47.77	$25.99
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$184,693,095	N/A
Shares outstanding	3,387,933	N/A
Net asset value per share (offering price and redemption price)	$54.51	N/A

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$178,388,090	$96,667,160
Receivable from Adviser	10,233	22,122
Receivable for Master Portfolio interest sold	226,875	—
Receivable for Fund shares sold	29,638	215,284
Prepaid expenses and other assets	28,236	33,395
Total Assets	178,683,072	96,937,961
LIABILITIES:
Payable for Master Portfolio interest purchased	—	205,284
Payable to Directors	5,205	2,265
Payable to Chief Compliance Officer	411	136
Payable for Fund shares repurchased	256,513	10,000
Payable for shareholder servicing fees	31,007	16,687
Payable for distribution fees	19,160	11,595
Accrued expenses and other liabilities	46,157	27,313
Total Liabilities	358,453	273,280
Net Assets	$178,324,619	$96,664,681
NET ASSETS CONSIST OF:
Paid in capital	$117,087,227	$56,607,475
Accumulated earnings	61,237,392	40,057,206
Net Assets	$178,324,619	$96,664,681
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$126,349,975	$66,570,448
Shares outstanding	1,891,120	2,089,799
Net asset value per share (offering price and redemption price)	$66.81	$31.85
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$8,172,065	$6,441,662
Shares outstanding	126,872	205,431
Net asset value per share (redemption price)	$64.41	$31.36
Offering price per share ($64.41 divided by .9425 and $31.36
divided by .9425)	$68.34	$33.27
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$8,684,465	$9,392,374
Shares outstanding	142,713	315,304
Net asset value per share (offering price and redemption price)	$60.85	$29.79
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$35,118,114	$14,260,197
Shares outstanding	514,551	440,906
Net asset value per share (offering price and redemption price)	$68.25	$32.34

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$12,576,192	$26,202,312
Receivable from Adviser	11,614	14,360
Receivable for Master Portfolio interest sold	—	60,898
Receivable for Fund shares sold	7,241	—
Prepaid expenses and other assets	22,920	37,409
Total Assets	12,617,967	26,314,979
LIABILITIES:
Payable for Master Portfolio interest purchased	1,647	—
Payable to Directors	425	899
Payable to Chief Compliance Officer	30	63
Payable for Fund shares repurchased	5,593	60,898
Payable for shareholder servicing fees	1,218	3,080
Payable for distribution fees	2,984	10,674
Fund distribution payable	1	—
Accrued expenses and other liabilities	14,989	18,315
Total Liabilities	26,887	93,929
Net Assets	$12,591,080	$26,221,050
NET ASSETS CONSIST OF:
Paid in capital	$12,380,119	$30,580,768
Accumulated earnings (deficit)	210,961	(4,359,718)
Net Assets	$12,591,080	$26,221,050
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$2,642,399	$3,698,245
Shares outstanding	26,360	353,817
Net asset value per share (offering price and redemption price)	$100.24	$10.45
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$677,751	$1,800,841
Shares outstanding	6,848	173,144
Net asset value per share (redemption price)	$98.97	$10.40
Offering price per share ($98.97 divided by .9425 and $10.40
divided by .9425)	$105.01	$11.03
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$658,887	$5,746,571
Shares outstanding	6,954	558,920
Net asset value per share (offering price and redemption price)	$94.76	$10.28
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$8,612,043	$14,975,393
Shares outstanding	84,790	1,430,093
Net asset value per share (offering price and redemption price)	$101.57	$10.47

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Assets & Liabilities — (Continued)
December 31, 2020

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
ASSETS:
Investments, at value(1)	$17,346,906
Cash	204,825
Dividends and interest receivable	4,165
Prepaid expenses and other assets	23,597
Total Assets	17,579,493
LIABILITIES:
Payable to Adviser	4,588
Payable to Directors	510
Payable to Chief Compliance Officer	33
Payable to custodian	1,211
Payable for Fund shares repurchased	5
Payable for shareholder servicing fees	1,576
Payable for distribution fees	3,879
Accrued expenses and other liabilities	30,553
Total Liabilities	42,355
Net Assets	$17,537,138
(1) Cost of investments	$8,161,516
NET ASSETS CONSIST OF:
Paid in capital	$9,381,672
Accumulated earnings	8,155,466
Net Assets	$17,537,138
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$18,265
Shares outstanding	1,358
Net asset value per share (offering price and redemption price)	$13.45
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$2,521,094
Shares outstanding	196,670
Net asset value per share (redemption price)	$12.82
Offering price per share ($12.82 divided by .9425)	$13.60
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$2,610,734
Shares outstanding	217,906
Net asset value per share (offering price and redemption price)	$11.98
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$12,387,045
Shares outstanding	962,321
Net asset value per share (offering price and redemption price)	$12.87

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2020

	The Internet	The Global
	Fund	Fund
INVESTMENT LOSS ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$821,264	$104,573
Interest	141,719	30,693
Income from securities lending	254,117	7,425
Expenses allocated from Master Portfolio	(1,638,834)	(243,073)
Net investment loss from Master Portfolio	(421,734)	(100,382)
EXPENSES:
Distribution fees – Advisor Class A	5,413	1,884
Distribution fees – Advisor Class C	7,452	35,984
Shareholder servicing fees – Advisor Class A	5,413	1,884
Shareholder servicing fees – Advisor Class C	2,484	11,995
Shareholder servicing fees – No Load Class	290,665	24,306
Transfer agent fees and expenses	72,866	17,635
Reports to shareholders	23,907	3,780
Administration fees	38,247	8,942
Professional fees	24,801	10,812
Directors’ fees	13,056	1,691
Chief Compliance Officer fees	2,816	371
Registration fees	48,616	48,513
Fund accounting fees	4,158	537
Other expenses	4,889	582
Total expenses	544,783	168,916
Less, expense reimbursement	—	(161,812)
Net expenses	544,783	7,104
Net investment loss	(966,517)	(107,486)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	3,043,421	9,404
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	59,745,847	4,110,973
Net gain on investments	62,789,268	4,120,377
Net increase in net assets resulting from operations	$61,822,751	$4,012,891
† Net of foreign taxes withheld of:	$1,197	$14,448

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$10,675,520	$427,335
Interest	568,989	1,469
Income from securities lending	1,061,297	800
Expenses allocated from Master Portfolio	(8,098,019)	(252,921)
Net investment income from Master Portfolio	4,207,787	176,683
EXPENSES:
Distribution fees – Advisor Class A	213,673	4,335
Distribution fees – Advisor Class C	625,586	1,008
Shareholder servicing fees – Advisor Class A	213,673	4,335
Shareholder servicing fees – Advisor Class C	208,529	336
Shareholder servicing fees – No Load Class	666,686	38,176
Shareholder servicing fees – Institutional Class	325,916	—
Transfer agent fees and expenses	146,103	18,200
Reports to shareholders	82,659	4,301
Administration fees	188,460	7,570
Professional fees	93,933	11,269
Directors’ fees	67,240	1,924
Chief Compliance Officer fees	14,657	428
Registration fees	65,467	47,131
Fund accounting fees	21,587	626
Other expenses	30,779	655
Total expenses	2,964,948	140,294
Less, expense waiver for Institutional Class shareholder servicing fees	(244,437)	—
Less, expense reimbursement	(489,566)	(149,644)
Net expenses	2,230,945	(9,350)
Net investment income	1,976,842	186,033
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	17,272,937	265,972
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(29,195,559)	1,259,712
Net gain (loss) on investments	(11,922,622)	1,525,684
Net increase (decrease) in net assets resulting from operations	$(9,945,780)	$1,711,717
† Net of foreign taxes withheld of:	$111,184	$11,191

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$4,105,488	$1,169,003
Interest	117,178	144,324
Income from securities lending	163,191	58,462
Expenses allocated from Master Portfolio	(2,477,984)	(1,049,862)
Net investment income from Master Portfolio	1,907,873	321,927
EXPENSES:
Distribution fees – Advisor Class A	19,932	14,042
Distribution fees – Advisor Class C	59,616	62,012
Shareholder servicing fees – Advisor Class A	19,932	14,042
Shareholder servicing fees – Advisor Class C	19,872	20,671
Shareholder servicing fees – No Load Class	313,956	131,531
Shareholder servicing fees – Institutional Class	79,393	19,395
Transfer agent fees and expenses	51,175	33,156
Reports to shareholders	28,447	11,433
Administration fees	62,105	27,599
Professional fees	35,588	19,487
Directors’ fees	20,854	8,473
Chief Compliance Officer fees	4,569	1,849
Registration fees	68,180	58,200
Fund accounting fees	7,191	2,716
Other expenses	10,588	3,429
Total expenses	801,398	428,035
Less, expense waiver for Institutional Class shareholder servicing fees	(59,545)	(14,546)
Less, expense reimbursement	(247,992)	(339,921)
Net expenses	493,861	73,568
Net investment income	1,414,012	248,359
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(5,276,031)	26,099
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,832,876)	13,441,898
Net gain (loss) on investments	(14,108,907)	13,467,997
Net increase (decrease) in net assets resulting from operations	$(12,694,895)	$13,716,356
† Net of foreign taxes withheld of:	$69,904	$16,007

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$130,345	$256,745
Interest	42,780	1,096,722
Income from securities lending	—	37,190
Expenses allocated from Master Portfolio	(164,384)	(439,537)
Net investment income from Master Portfolio	8,741	951,120
EXPENSES:
Distribution fees – Advisor Class A	2,427	4,251
Distribution fees – Advisor Class C	5,105	47,742
Shareholder servicing fees – Advisor Class A	2,427	4,251
Shareholder servicing fees – Advisor Class C	1,702	15,914
Shareholder servicing fees – No Load Class	7,187	12,095
Shareholder servicing fees – Institutional Class	19,715	34,313
Transfer agent fees and expenses	22,518	25,309
Reports to shareholders	4,137	6,456
Administration fees	6,701	11,552
Professional fees	11,331	13,511
Directors’ fees	1,621	3,417
Chief Compliance Officer fees	355	752
Registration fees	63,105	60,927
Fund accounting fees	516	1,101
Other expenses	665	1,418
Total expenses	149,512	243,009
Less, expense waiver for Institutional Class shareholder servicing fees	(14,786)	(25,735)
Less, expense reimbursement	(174,647)	(191,233)
Net expenses	(39,921)	26,041
Net investment income	48,662	925,079
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	—	(827,852)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	144,320	(992,144)
Net gain (loss) on investments	144,320	(1,819,996)
Net increase (decrease) in net assets resulting from operations	$192,982	$(894,917)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
INVESTMENT INCOME:
Dividends†	$370,775
Interest	906
Total investment income	371,681
EXPENSES:
Distribution fees – Advisor Class A	5,754
Distribution fees – Advisor Class C	20,096
Shareholder servicing fees – Advisor Class A	5,754
Shareholder servicing fees – Advisor Class C	6,699
Shareholder servicing fees – No Load Class	68
Shareholder servicing fees – Institutional Class	21,298
Transfer agent fees and expenses	22,916
Reports to shareholders	3,979
Administration fees	19,769
Professional fees	20,801
Directors’ fees	2,062
Chief Compliance Officer fees	374
Registration fees	59,900
Fund accounting fees	3,931
Investment advisory fees	156,573
Custodian fees and expenses	8,664
Other expenses	841
Total expenses	359,479
Less, expense waiver for Institutional Class shareholder servicing fees	(15,973)
Less, expense reimbursement	(115,185)
Net expenses	228,321
Net investment income	143,360
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments and foreign currency	(347,218)
Net change in unrealized depreciation of:
Investments and foreign currency	(130,970)
Net loss on investments	(478,188)
Net decrease in net assets resulting from operations	$(334,828)
† Net of foreign taxes withheld of:	$3,837

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment loss	$(966,517)	$(943,762)	$(107,486)	$(39,115)
Net realized gain (loss) on sale of
investments and foreign currency	3,043,421	(1,224,136)	9,404	(70,328)
Net change in unrealized appreciation
of investments and foreign
currency	59,745,847	29,302,593	4,110,973	2,331,121
Net increase in net assets resulting
from operations	61,822,751	27,134,695	4,012,891	2,221,678
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	(1,660,688)	—	—
Advisor Class A (See Note 5)	—	(37,323)	—	—
Advisor Class C (See Note 5)	—	(17,498)	—	—
Total distributions to shareholders	—	(1,715,509)	—	—
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	14,218,771	5,270,641	4,310,806	2,256,422
Redemption fees	12,380	8,714	390	745
Proceeds from shares issued to holders
in reinvestment of dividends	—	1,624,992	—	—
Cost of shares redeemed	(20,439,520)	(18,393,908)	(1,341,339)	(957,402)
Net increase (decrease) in net assets
resulting from capital
share transactions	(6,208,369)	(11,489,561)	2,969,857	1,299,765
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	256,598	224,346	1,200	230,935
Redemption fees	237	—	26	194
Proceeds from shares issued to holders
in reinvestment of dividends	—	35,088	—	—
Cost of shares redeemed	(759,034)	(1,042,186)	(810,919)	(131,383)
Net increase (decrease) in net assets
resulting from capital
share transactions	(502,199)	(782,752)	(809,693)	99,746

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$199,614	$60,875	$259,725	$346,590
Redemption fees	88	—	203	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	17,339	—	—
Cost of shares redeemed	(104,982)	(448,172)	(387,522)	(514,127)
Net increase (decrease) in net
assets resulting from capital
share transactions	94,720	(369,958)	(127,594)	(167,537)
TOTAL INCREASE IN NET ASSETS:	55,206,903	12,776,915	6,045,461	3,453,652
NET ASSETS:
Beginning of period	118,590,601	105,813,686	14,415,004	10,961,352
End of period	$173,797,504	$118,590,601	$20,460,465	$14,415,004
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	356,406	149,438	654,170	335,378
Shares issued in reinvestments of
dividends and distributions	—	47,738	—	—
Shares redeemed	(565,013)	(554,177)	(201,297)	(150,116)
Net increase (decrease) in
shares outstanding	(208,607)	(357,001)	452,873	185,262
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	6,975	7,075	178	36,555
Shares issued in reinvestments of
dividends and distributions	—	1,126	—	—
Shares redeemed	(21,824)	(33,444)	(131,885)	(20,901)
Net increase (decrease) in
shares outstanding	(14,849)	(25,243)	(131,707)	15,654
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	6,285	2,262	39,280	54,991
Shares issued in reinvestments of
dividends and distributions	—	662	—	—
Shares redeemed	(3,931)	(17,043)	(63,278)	(87,017)
Net increase (decrease) in
shares outstanding	2,354	(14,119)	(23,998)	(32,026)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment income (loss)	$1,976,842	$(6,213,012)	$186,033	$214,263
Net realized gain on sale of investments
and foreign currency	17,272,937	9,743,514	265,972	72,699
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(29,195,559)	188,910,352	1,259,712	2,139,892
Net increase (decrease) in net assets
resulting from operations	(9,945,780)	192,440,854	1,711,717	2,426,854
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(5,839,300)	(3,462,184)	(429,132)	(403,200)
Advisor Class A (See Note 5)	(1,876,753)	(1,174,407)	(55,654)	(27,988)
Advisor Class C (See Note 5)	(1,716,729)	(1,246,265)	(2,316)	(2,996)
Institutional Class (See Note 5)	(4,238,734)	(2,393,279)	N/A	N/A
Total distributions to shareholders	(13,671,516)	(8,276,135)	(487,102)	(434,184)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	11,967,375	20,519,088	2,649,464	182,053
Redemption fees	4,946	6,123	165	4
Proceeds from shares issued to holders
in reinvestment of dividends	5,619,354	3,353,506	419,630	396,772
Cost of shares redeemed	(80,535,219)	(57,909,348)	(4,141,148)	(1,774,845)
Net decrease in net assets
resulting from capital
share transactions	(62,943,544)	(34,030,631)	(1,071,889)	(1,196,016)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$10,549,050	$21,543,168	$1,108,991	$4,266
Redemption fees	918	446	23	—
Proceeds from shares issued to holders
in reinvestment of dividends	1,617,156	1,049,968	53,578	25,639
Cost of shares redeemed	(28,766,466)	(29,606,020)	(387,142)	(353,673)
Net increase (decrease) in net assets
resulting from capital
share transactions	(16,599,342)	(7,012,438)	775,450	(323,768)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	1,905,855	3,856,068	2,248	222
Redemption fees	1,559	419	1	—
Proceeds from shares issued to holders
in reinvestment of dividends	1,631,822	1,161,370	2,287	2,751
Cost of shares redeemed	(27,339,246)	(20,255,099)	(71,301)	(181,358)
Net decrease in net assets resulting
from capital share transactions	(23,800,010)	(15,237,242)	(66,765)	(178,385)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	43,480,749	43,225,437	N/A	N/A
Redemption fees	1,664	17,598	N/A	N/A
Proceeds from shares issued to holders
in reinvestment of dividends	3,870,496	1,981,530	N/A	N/A
Cost of shares redeemed	(61,706,903)	(36,627,967)	N/A	N/A
Net increase (decrease) in net assets
resulting from capital
share transactions	(14,353,994)	8,596,598	N/A	N/A
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	(141,314,186)	136,481,006	861,411	294,501
NET ASSETS:
Beginning of period	779,659,673	643,178,667	16,748,000	16,453,499
End of period	$638,345,487	$779,659,673	$17,609,411	$16,748,000
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	265,286	410,154	108,242	7,386
Shares issued in reinvestments of
dividends and distributions	103,966	62,635	14,870	14,984
Shares redeemed	(1,804,593)	(1,158,087)	(155,599)	(71,613)
Net decrease in shares
outstanding	(1,435,341)	(685,298)	(32,487)	(49,243)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	241,047	437,515	44,669	180
Shares issued in reinvestments of
dividends and distributions	31,069	20,345	1,986	1,011
Shares redeemed	(706,433)	(602,916)	(15,587)	(15,103)
Net increase (decrease) in
shares outstanding	(434,317)	(145,056)	31,068	(13,912)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	44,530	83,907	87	9
Shares issued in reinvestments of
dividends and distributions	34,124	24,363	88	112
Shares redeemed	(690,848)	(438,684)	(2,896)	(7,986)
Net decrease in shares outstanding	(612,194)	(330,414)	(2,721)	(7,865)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	1,002,201	862,820	N/A	N/A
Shares issued in reinvestments of
dividends and distributions	70,927	36,681	N/A	N/A
Shares redeemed	(1,441,654)	(716,053)	N/A	N/A
Net increase (decrease) in
shares outstanding	(368,526)	183,448	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment income (loss)	$1,414,012	$(1,403,543)	$248,359	$(81,951)
Net realized gain (loss) on sale of
investments and foreign currency	(5,276,031)	(1,522,409)	26,099	(64,759)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(8,832,876)	62,286,980	13,441,898	16,276,528
Net increase (decrease) in net assets
resulting from operations	(12,694,895)	59,361,028	13,716,356	16,129,818
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	—	(171,344)	(189,407)
Advisor Class A (See Note 5)	—	—	(1,457)	(4,687)
Advisor Class C (See Note 5)	—	—	—	—
Institutional Class (See Note 5)	—	—	(59,441)	(65,460)
Total distributions to shareholders	—	—	(232,242)	(259,554)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	6,408,289	85,965,444	6,302,187	3,345,164
Redemption fees	3,078	12,776	468	6,039
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	170,669	188,418
Cost of shares redeemed	(53,469,495)	(112,344,511)	(7,260,344)	(5,586,777)
Net decrease in net assets resulting
from capital share transactions	(47,058,128)	(26,366,291)	(787,020)	(2,047,156)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$1,213,161	$22,994,981	$265,591	$844,247
Redemption fees	50	437	32	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	1,186	4,056
Cost of shares redeemed	(4,491,645)	(24,146,901)	(1,559,191)	(1,786,138)
Net decrease in net assets resulting
from capital share transactions	(3,278,434)	(1,151,483)	(1,292,382)	(937,835)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	307,718	2,459,311	198,500	770,063
Redemption fees	48	—	45	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	(1,936,435)	(2,527,500)	(2,135,193)	(1,093,490)
Net decrease in net assets resulting
from capital share transactions	(1,628,669)	(68,189)	(1,936,648)	(323,427)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	5,340,146	28,923,360	5,269,257	2,934,130
Redemption fees	537	550	57	50
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	55,041	61,881
Cost of shares redeemed	(31,919,957)	(14,417,845)	(4,566,516)	(2,020,391)
Net increase (decrease) in net assets
resulting from capital
share transactions	(26,579,274)	14,506,065	757,839	975,670
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	(91,239,400)	46,281,130	10,225,903	13,537,516
NET ASSETS:
Beginning of period	269,564,019	223,282,889	86,438,778	72,901,262
End of period	$178,324,619	$269,564,019	$96,664,681	$86,438,778

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	119,677	1,418,304	234,790	128,868
Shares issued in reinvestments of dividends
and distributions	—	—	5,334	7,028
Shares redeemed	(993,502)	(1,850,216)	(284,060)	(223,066)
Net decrease in shares outstanding	(873,825)	(431,912)	(43,936)	(87,170)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	23,230	391,959	10,749	33,361
Shares issued in reinvestments of
dividends and distributions	—	—	37	154
Shares redeemed	(86,239)	(412,993)	(66,555)	(71,286)
Net decrease in shares outstanding	(63,009)	(21,034)	(55,769)	(37,771)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	5,592	44,115	7,571	32,048
Shares issued in reinvestments of
dividends and distributions	—	—	—	—
Shares redeemed	(38,811)	(44,344)	(92,704)	(44,969)
Net decrease in shares outstanding	(33,219)	(229)	(85,133)	(12,921)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	95,896	467,046	195,540	111,877
Shares issued in reinvestments of
dividends and distributions	—	—	1,694	2,273
Shares redeemed	(579,498)	(235,088)	(218,605)	(79,224)
Net increase (decrease) in
shares outstanding	(483,602)	231,958	(21,371)	34,926

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment income	$48,662	$274,262	$925,079	$1,478,817
Net realized gain (loss) on sale of
investments, foreign currency and
written options	—	31,336	(827,852)	(15,235)
Net change in unrealized appreciation
(depreciation) of investments, foreign
currency and written options	144,320	165,965	(992,144)	1,760,724
Net increase (decrease) in net assets
resulting from operations	192,982	471,563	(894,917)	3,224,306
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(6,368)	(62,862)	(151,086)	(244,012)
Advisor Class A (See Note 5)	—	(13,082)	(50,194)	(94,067)
Advisor Class C (See Note 5)	(90)	(8,243)	(159,076)	(258,173)
Institutional Class (See Note 5)	(42,847)	(218,994)	(563,239)	(880,291)
Total distributions to shareholders	(49,305)	(303,181)	(923,595)	(1,476,543)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	367,371	356,721	988,326	920,806
Redemption fees	464	—	2	1
Proceeds from shares issued to holders
in reinvestment of dividends	5,687	55,029	138,279	237,006
Cost of shares redeemed	(1,265,140)	(1,232,243)	(3,105,488)	(1,540,353)
Net decrease in net assets resulting
from capital share transactions	(891,618)	(820,493)	(1,978,881)	(382,540)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$6,807,904	$319,008	$562,306	$105,243
Redemption fees	117	—	1	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	12,567	42,093	81,281
Cost of shares redeemed	(6,878,664)	(416,587)	(565,903)	(1,280,504)
Net increase (decrease) in net assets
resulting from capital
share transactions	(70,643)	(85,012)	38,497	(1,093,980)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	138,583	—	646,861	295,850
Redemption fees	116	—	32	—
Proceeds from shares issued to holders
in reinvestment of dividends	80	7,626	95,908	221,021
Cost of shares redeemed	(200,675)	(412,199)	(1,522,854)	(1,778,627)
Net decrease in net assets resulting
from capital share transactions	(61,896)	(404,573)	(780,053)	(1,261,756)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	836,078	2,070,884	2,708,435	1,913,614
Redemption fees	1,461	59	10	—
Proceeds from shares issued to holders
in reinvestment of dividends	42,803	218,911	528,910	874,052
Cost of shares redeemed	(3,825,221)	(3,754,308)	(7,499,403)	(4,014,227)
Net decrease in net assets resulting
from capital share transactions	(2,944,879)	(1,464,454)	(4,262,048)	(1,226,561)
TOTAL DECREASE IN NET ASSETS:	(3,825,359)	(2,606,150)	(8,800,997)	(2,217,074)
NET ASSETS:
Beginning of period	16,416,439	19,022,589	35,022,047	37,239,121
End of period	$12,591,080	$16,416,439	$26,221,050	$35,022,047

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	3,684	3,638	92,166	84,261
Shares issued in reinvestments of
dividends and distributions	58	560	13,850	21,719
Shares redeemed	(12,806)	(12,537)	(302,222)	(142,619)
Net decrease in shares outstanding	(9,064)	(8,339)	(196,206)	(36,639)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	69,732	3,292	54,504	9,643
Shares issued in reinvestments of
dividends and distributions	—	130	4,188	7,489
Shares redeemed	(71,705)	(4,290)	(55,395)	(117,437)
Net increase (decrease) in
shares outstanding	(1,973)	(868)	3,297	(100,305)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	1,471	—	64,127	27,584
Shares issued in reinvestments of
dividends and distributions	1	82	9,744	20,594
Shares redeemed	(2,131)	(4,417)	(148,726)	(165,068)
Net decrease in shares outstanding	(659)	(4,335)	(74,855)	(116,890)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	8,333	20,813	256,136	174,341
Shares issued in reinvestments of
dividends and distributions	426	2,200	52,514	79,936
Shares redeemed	(38,112)	(37,681)	(729,220)	(366,699)
Net decrease in shares outstanding	(29,353)	(14,668)	(420,570)	(112,422)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
OPERATIONS:
Net investment income (loss)	$143,360	$(17,541)
Net realized loss on sale of investments and foreign currency	(347,218)	(11,715)
Net change in unrealized appreciation (depreciation) of investments	(130,970)	5,580,320
Net increase (decrease) in net assets resulting from operations	(334,828)	5,551,064
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(104)	—
Advisor Class A (See Note 5)	(13,352)	—
Advisor Class C (See Note 5)	(627)	—
Institutional Class (See Note 5)	(117,018)	(12,075)
Total distributions to shareholders	(131,101)	(12,075)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	3,002	47,677
Proceeds from shares issued to holders in reinvestment of dividends	104	—
Cost of shares redeemed	(34,226)	(2,356)
Net increase (decrease) in net assets resulting from capital
share transactions	(31,120)	45,321
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	268,554	458,418
Proceeds from shares issued to holders in reinvestment of dividends	13,251	—
Cost of shares redeemed	(1,143,412)	(1,143,509)
Net decrease in net assets resulting from capital share transactions	(861,607)	(685,091)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	17,034	21,995
Proceeds from shares issued to holders in reinvestment of dividends	620	—
Cost of shares redeemed	(1,169,046)	(1,213,923)
Net decrease in net assets resulting from capital share transactions	(1,151,392)	(1,191,928)
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	283,541	294,903
Proceeds from shares issued to holders in reinvestment of dividends	96,286	10,093
Cost of shares redeemed	(1,781,625)	(1,281,766)
Net decrease in net assets resulting from capital share transactions	(1,401,798)	(976,770)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(3,911,846)	2,730,521
NET ASSETS:
Beginning of period	21,448,984	18,718,463
End of period	$17,537,138	$21,448,984

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	382	3,716
Shares issued in reinvestments of dividends and distributions	8	—
Shares redeemed	(3,716)	(204)
Net increase (decrease) in shares outstanding	(3,326)	3,512
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	27,262	40,907
Shares issued in reinvestments of dividends and distributions	1,039	—
Shares redeemed	(123,519)	(103,228)
Net decrease in shares outstanding	(95,218)	(62,321)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	2,000	2,038
Shares issued in reinvestments of dividends and distributions	52	—
Shares redeemed	(138,330)	(115,131)
Net decrease in shares outstanding	(136,278)	(113,093)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	28,582	25,013
Shares issued in reinvestments of dividends and distributions	7,516	818
Shares redeemed	(190,213)	(115,107)
Net decrease in shares outstanding	(154,115)	(89,276)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2020

1. Organization
Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”) and The Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), February 11, 2008 (Multi-Disciplinary Income) and May 4, 2007 (Spin-off Fund). The Spin-off Fund completed a plan of reorganization at the close of business on December 8, 2017 to begin operations under the Company. Prior to December 8, 2017, the Spin-off Fund, was known as Horizon Spin-off and Corporate Restructuring a series of Investment Managers Series Trust. Each series, except the Spin-off Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). The Spin-off Fund does not invest all of its investable assets in a Master Portfolio and will directly acquire and manage its own portfolio of securities.
On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company, except for the Spin-off Fund, entered into a master-feeder fund structure. By entering into this structure, each series, except for the Spin-off Fund, (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.
Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2020, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.975%
The Global Fund	99.940%
The Paradigm Fund	99.955%
The Medical Fund	99.743%
The Small Cap Opportunities Fund	99.959%
The Market Opportunities Fund	99.965%
The Alternative Income Fund	98.962%
The Multi-Disciplinary Income Fund	99.279%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.
As of December 31, 2020, each of the Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.
As of December 31, 2020, each of the Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.
As of December 31, 2020, each of the Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

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Notes to Financial Statements — (Continued)
December 31, 2020

As of December 31, 2020, the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has contractually agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.
Each class of shares for each Feeder Fund and the Spin-off Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund and the Spin-off Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.
Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.
2. Significant Accounting Policies
Security Valuation
Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security

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Notes to Financial Statements — (Continued)
December 31, 2020

between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spinoff Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2020, 0.00% and 0.00% of the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at December 31, 2020.
Bitcoin
The Master Portfolios and Spin-off Fund may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2020, 39.5%, 24.5%, 9.5%, 5.5%, and 19.9% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.
Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.
As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Repurchase Agreements
Each Master Portfolio and the Spin-off Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolios and Spin-off Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio and Spin-off Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio and Spin-off Fund may be delayed or limited.
Written Options
The Master Portfolios and Spin-off Fund may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio or Spin-off Fund writes an option, an amount equal to the premium received by the Master Portfolio or Spin-off Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the option written. By writing the option, the Master Portfolio or Spin-off Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio or Spin-off Fund enters into a closing purchase transaction, the Master Portfolio or Spin-off Fund realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio or Spin-off Fund realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, each of the Master Portfolios and Spin-off Fund are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Foreign Currency Translations
The books and records of the Master Portfolios and Spin-off Fund are maintained in U.S. dollars. For the Master Portfolios and Spin-off Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Spin-off Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios and Spin-off Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios and Spin-off Fund may invest in restricted securities. These securities are valued by the Master Portfolios and Spin-off Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Spin-off Fund have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolio and Spin-off Fund’s Adviser under the supervision of the Board of Trustees/Directors. At December 31, 2020, the following Master Portfolios and Spin-off Fund held securities restricted to institutional investors (144A securities):
		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$4,391,413	16.64%

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Notes to Financial Statements — (Continued)
December 31, 2020

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2020, the following Master Portfolios and Spin-off Fund held illiquid securities:
		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	175,047	0.66%

When-Issued Securities
The Master Portfolios and Spin-off Fund may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Spin-off Fund record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios and Spin-off Fund maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio and Spin-off Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker- dealers or indirectly through repurchase agreements with respect to no more than 33 1 / ³ % of the total assets of each Master Portfolio and Spin-off Fund (including any collateral posted) or 50% of the total assets of each Master Portfolio and Spin-off Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios and Spinoff Fund receive interest on the collateral received as well as a fee for the securities loaned.
Expense Allocation
Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code. It is intended that the Spin-off Fund will be managed to satisfy the requirements of subchapter M of the Internal Revenue Code.
The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (“Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. The investment of up to 25% of a Master Portfolio’s assets in the Subsidiaries is a structure that has been used by a number of Registered Investment Companies (“RICs”), avoiding bad income generation by indirectly making commodities-related investments. These investments would not generate qualifying income if they were made directly by the RIC. Under Treasury Regulations, income from a foreign subsidiary that is a CFC, such as the Subsidiaries, is qualifying income for a RIC for U.S. federal income tax purposes (1) to the extent the income is actually distributed by the CFC to the RIC each year and (2) even if not distributed currently, to the extent the income is derived with respect to the RIC’s business of investing in stock, securities or currencies. If the IRS were to determine that income derived from a Master Portfolio’s investment in its Subsidiaries do not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, then the corresponding Feeder Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In that event, a Feeder

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Fund’s taxable income would be subject to tax at the Feeder Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Feeder Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders.
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and realized gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2020, open tax years include the tax years ended December 31, 2017 through December 31, 2020. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (”GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Company’s understanding of the applicable country’s tax rules and rates.
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios and Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets. The Spinoff Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2021. The Adviser may discontinue the waiver/reimbursement at any time after May 1, 2021; these waivers/reimbursements are not subject to recapture. Operating expenses exclude brokerage commissions, borrowing costs on securities sold short, short dividends, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses. Below are operating expense limitations by each share class of each of the funds:
	The Internet	The Global
	Fund	Fund
No Load Class	1.82%	1.39%
Class A	2.07%	1.64%
Class C	2.57%	2.14%

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Notes to Financial Statements — (Continued)
December 31, 2020

	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.40%
Class A	1.89%	1.65%
Class C	2.39%	2.15%
Institutional Class	1.44%	1.20%

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%

The
Spin-off
Fund
No Load Class	1.45%
Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the year ended December 31, 2020, the rate earned by the Adviser from the Master Portfolios and Spin-off Fund and the waived fees/reimbursed expenses for the Funds are as follows:
	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$161,812

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Notes to Financial Statements — (Continued)
December 31, 2020

	The Paradigm	The Medical
	Fund	Fund

Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$489,566	$149,644
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$244,437	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$247,992	$339,921
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 59,545	$ 14,546

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$174,647	$191,233
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 14,786	$ 25,735

The
Spin-off
Fund
Annual Advisory Rate	1.00%
Expenses Reimbursed by Adviser through
voluntary waiver	$115,185
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$ 15,973

The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Funds’ average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Funds’ average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder

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Notes to Financial Statements — (Continued)
December 31, 2020

servicing fee in excess of 0.05% of a Funds’ average daily net assets attributable to Institutional Class shares until at least May 1, 2021. For the year ended December 31, 2020, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin- off Funds.
Shareholder Servicing
Expenses for the
period ended
December 31, 2020
The Internet Fund	$ 298,562
The Global Fund	38,185
The Paradigm Fund	1,414,804
The Medical Fund	42,847
The Small Cap Opportunities Fund	433,153
The Market Opportunities Fund	185,639
The Alternative Income Fund	31,031
The Multi-Disciplinary Income Fund	66,573
The Spin-off Fund	33,819

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.
For the year ended December 31, 2020, the Funds were allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan”). One 12b-1 Plan is for Advisor Class A shares, while the other 12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2020, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds were limited

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Notes to Financial Statements — (Continued)
December 31, 2020

to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.
	12b-1 Expenses for
	the period ended
	December 31, 2020
	Advisor Class A	Advisor Class C
The Internet Fund	$ 5,413	$ 7,452
The Global Fund	1,884	35,984
The Paradigm Fund	213,673	625,586
The Medical Fund	4,335	1,008
The Small Cap Opportunities Fund	19,932	59,616
The Market Opportunities Fund	14,042	62,012
The Alternative Income Fund	2,427	5,105
The Multi-Disciplinary Income Fund	4,251	47,742
The Spin-off Fund	5,754	20,096

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.
Distributor Sales
Load Fees for
the period ended
December 31, 2020
The Internet Fund	$ 778
The Global Fund	—
The Paradigm Fund	10,814
The Medical Fund	4,875
The Small Cap Opportunities Fund	159
The Market Opportunities Fund	321
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	6

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

4. Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, each Fund recorded the following reclassifications to the accounts listed below:
	INCREASE/(DECREASE)
	Accumulated
	Earnings
	(Deficit)	Paid In Capital
The Internet Fund	$ 531,334	$ (531,334)
The Global Fund	(6,041)	6,041
The Paradigm Fund	(2,740,047)	2,740,047
The Medical Fund	(47,398)	47,398
The Small Cap Opportunities Fund	(27,567)	27,567
The Market Opportunities Fund	(24,961)	24,961
The Alternative Income Fund	643	(643)
The Multi-Disciplinary Income Fund	—	—
The Spin-off Fund	(277)	277

5. Income Taxes

At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$83,941,682	$6,928,151	$332,632,088	$7,625,956
Undistributed Ordinary Income	—	175,056	—	46,665
Undistributed Long-Term
Capital Gains	2,051,444	—	2,481,290	—
Total Distributable Earnings	$2,051,444	$175,056	$2,481,290	$46,665
Other Accumulated Loss	—	(346,404)	(1,741,577)	(188,245)
Total Accumulated Gain	$85,993,126	$6,756,803	$333,371,801	$7,484,376

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized
Appreciation (Depreciation)	$73,154,310	$39,608,196	$210,961	$(1,955,278)
Undistributed Ordinary Income	980,083	554,509	—	49,782
Undistributed Long-Term
Capital Gains	—	—	—	—
Total Distributable Earnings	$980,083	$554,509	$—	$49,782
Other Accumulated Loss	(12,897,001)	(105,499)	—	(2,454,222)
Total Accumulated Gain (Loss)	$61,237,392	$40,057,206	$210,961	$(4,359,718)

Spin-off
Fund
Net Unrealized Appreciation	$9,162,231
Undistributed Ordinary Income	26,901
Undistributed Long-Term
Capital Gains	—
Total Distributable Earnings	$26,901
Other Accumulated Loss	(1,033,666)
Total Accumulated Gain	$8,155,466

At December 31, 2020, the Funds had no accumulated net realized capital loss carryforwards that will expire in 2021.
At December 31, 2020, the Funds had the following short-term and long-term capital loss carryforwards without expiration.
	Capital Loss Carryforward
	Short-Term	Long-Term	Total
The Internet Fund	$—	$—	$—
The Global Fund	(140,278)	(206,126)	(346,404)
The Paradigm Fund	—	—	—
The Medical Fund	—	—	—
The Small Cap Opportunities Fund	(179,013)	(12,057,822)	(12,236,835)
The Market Opportunities Fund	(105,499)	—	(105,499)
The Alternative Income Fund	—	—	—
The Multi-Disciplinary Income Fund	(8,310)	(2,445,912)	(2,454,222)
The Spin-off Fund	(284,048)	(749,618)	(1,033,666)

For the year ended December 31, 2020, the Funds did not utilize any capital loss carryforwards.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

At December 31, 2020, the following Funds deferred, on a tax basis, post-October losses:

Post-October
Capital Loss
Deferral
The Internet Fund	$—
The Global Fund	—
The Paradigm Fund	(1,741,577)
The Medical Fund	(188,245)
The Small Cap Opportunities Fund	—
The Market Opportunities Fund	—
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	—

The tax components of dividends paid during the year ended December 31, 2020 and the year ended December 31, 2019, are:
	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2020	$—	$—	$—	$—
2019	$66,233	$1,649,276	$—	$—

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2020	$1,128,980	$12,542,536	$244,107	$242,995
2019	$—	$8,276,134	$225,196	$208,988

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2020	$—	$—	$232,242	$—
2019	$—	$—	$259,554	$—

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2020	$49,305	$—	$923,595	$—
2019	$303,181	$—	$1,476,543	$—

	The Spin-off Fund
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution
2020	$131,101	$—
2019	$12,075	$—

Each Feeder Fund and the Spin-off Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Funds and the Spin-off Fund related to net capital gain to zero for the tax year ended December 31, 2020.
6. Securities Transactions, Tax Cost and Significant Investments – The Spin-off Fund
Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2020, were as follows for the Spin-off Fund:
	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Spin-off Fund	$—	$15,315	$—	$3,320,469

As of December 31, 2020, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows for the Spin-off Fund:
The
Spin-off
Fund
Tax Cost of Investments	$8,184,675
Unrealized Appreciation	11,135,253
Unrealized Depreciation	(1,973,022)
Net Unrealized Appreciation	$9,162,231

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

Significant Investments
The Spin-off Fund may invest a greater percentage of its assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) exposes the fund to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2020, Spin-off Fund invested approximately 76% of its net assets in individual securities greater than 5% of net assets. See the Schedule of Investments for further details.
Holding a large concentration in a single security or issuer may expose the fund to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the fund’s performance. At December 31, 2020, the Spin-off Fund holds 44% of its net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the Fund could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the fund given the concentration in this holding.
7. Summary of Fair Value Exposure – Spin-off Fund
Various inputs are used in determining the value of the Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Spin-off Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value The Spin-off Fund’s net assets as of December 31, 2020:
The following is a summary of the inputs used to value The Kinetics Spin-off and Corporate Restructuring Fund’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$15,826,008	$1,520,898	$—	$17,346,906
Total Investments in Securities	$15,826,008	$1,520,898	$—	$17,346,906

As of December 31, 2020, there were no investments in Level 3 securities. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

^ See Schedule of Investments for breakout of investments by industry classification.
8. Investment Adviser
The Spin-off Fund entered into Investment Advisory Agreements (the “Agreement”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Spin-off Fund’s average daily net assets. For the year ended December 31, 2020, Spin-off Fund incurred $156,573 in expenses pursuant to the Agreement.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

9. Subsequent Events
In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.
10. Tax Information (Unaudited)
The Medical, Market Opportunities, Paradigm and Spin-off Funds designated 100%, 100%, 100% and 100%, respectively, of dividends declared after December 31, 2020, from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Medical, Market Opportunities, Alternative Income, Multi-Disciplinary Income, Paradigm and Spin-off Funds designated 40%, 100%, 100%, 100%, 8% and 100%, respectively, as ordinary income distributions and 92% and 60%, respectively, for the Paradigm and Medical as long-term capital gain distribution for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.
For corporate shareholders in the Medical, Market Opportunities, Paradigm and Spin-off Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2020, which was designated as qualifying for the dividends-received deduction, is 100%, 100%, 100% and 100%, respectively. The Medical, Market Opportunities, Alternative Income, Multi-Disciplinary Income, Paradigm and Spin-off Funds designated 0.35%, 7.53%, 24.91%, 71.43%, 5.87% and 0.23%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2020, as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).
The Medical Funds designated 24% of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

11. Recent Accounting Pronouncements
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
12. Information about Proxy Voting (Unaudited)
Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2020

13. Information about the Portfolio Holdings (Unaudited)
The Spin-off Fund and Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Spin-off Fund’s and Feeder Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights

		The Internet Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$33.89	$27.19	$52.18	$39.33	$41.68
Income from Investment Operations:
Net investment income (loss)(2)	(0.29)	(0.25)	(0.48)	0.36	(0.68)
Net realized and unrealized gain (loss)
on investments	19.41	7.44	(13.77)	22.13	1.76
Total from Investment Operations	19.12	7.19	(14.25)	22.49	1.08
Redemption Fees	0.00 (3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)
Less Distributions:
From net realized gains	—	(0.49)	(10.76)	(9.64)	(3.43)
Total Distributions	—	(0.49)	(10.76)	(9.64)	(3.43)
Net Asset Value, End of Year	$53.01	$33.89	$27.19	$52.18	$39.33
Total return	56.42%	26.45%	(27.32)%	57.43%	2.59%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$169,374	$115,351	$102,268	$162,120	$109,930
Ratio of operating expenses to average
net assets:(4)	1.82%	1.84%	1.84%	1.84%	1.87%
Ratio of net investment income (loss) to
average net assets:	(0.80)%	(0.76)%	(1.05)%	0.79%	(1.68)%
Portfolio turnover rate(5)	1%	1%	15%	44%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)
		The Internet Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.03	$25.00	$49.27	$37.57	$40.07
Income from Investment Operations:
Net investment income (loss)(2)	(0.35)	(0.31)	(0.57)	0.24	(0.75)
Net realized and unrealized gain (loss)
on investments	17.74	6.83	(12.97)	21.09	1.68
Total from Investment Operations	17.39	6.52	(13.54)	21.33	0.93
Redemption Fees	0.00 (6)	—	0.03	0.01	—
Less Distributions:
From net realized gains	—	(0.49)	(10.76)	(9.64)	(3.43)
Total Distributions	—	(0.49)	(10.76)	(9.64)	(3.43)
Net Asset Value, End of Year	$48.42	$31.03	$25.00	$49.27	$37.57
Total return(3)	56.04%	26.08%	(27.47)%	57.06%	2.32%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,864	$2,296	$2,481	$4,185	$1,923
Ratio of operating expenses to average
net assets:(4)	2.07%	2.09%	2.09%	2.09%	2.12%
Ratio of net investment income (loss) to
average net assets:	(1.05)%	(1.01)%	(1.30)%	0.54%	(1.93)%
Portfolio turnover rate(5)	1%	1%	15%	44%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.
(6)	Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Internet Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.08	$21.18	$44.24	$34.52	$37.27
Income from Investment Operations:
Net investment income (loss)(2)	(0.43)	(0.39)	(0.70)	0.02	(0.88)
Net realized and unrealized gain (loss)
on investments	14.84	5.78	(11.61)	19.30	1.56
Total from Investment Operations	14.41	5.39	(12.31)	19.32	0.68
Redemption Fees	0.00 (5)	—	0.01	0.04	—
Less Distributions:
From net realized gains	—	(0.49)	(10.76)	(9.64)	(3.43)
Total Distributions	—	(0.49)	(10.76)	(9.64)	(3.43)
Net Asset Value, End of Year	$40.49	$26.08	$21.18	$44.24	$34.52
Total return	55.25%	25.45%	(27.86)%	56.36%	1.83%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,560	$943	$1,065	$1,847	$704
Ratio of operating expenses to average
net assets:(3)	2.57%	2.59%	2.59%	2.59%	2.62%
Ratio of net investment income (loss) to
average net assets:	(1.55)%	(1.51)%	(1.80)%	0.04%	(2.43)%
Portfolio turnover rate(4)	1%	1%	15%	44%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.
(5)	Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Global Fund
		No Load Class
	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	December 31,	December 31,		December 31,	December 31,		December 31,
	2020	2019		2018	2017		2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$6.64	$5.46		$7.15	$5.23		$4.59
Income from Investment Operations:
Net investment income (loss)(2)	(0.03)	(0.00	)(3)	(0.02)	0.10		(0.01)
Net realized and unrealized gain (loss)
on investments	1.69	1.18		(1.67)	2.47		0.67
Total from Investment Operations	1.66	1.18		(1.69)	2.57		0.66
Redemption Fees(3)	0.00	0.00		0.00	0.00		0.00
Less Distributions:
From net investment income	—	—		—	(0.10)		—
From net realized gains	—	—		0.00 (3)	(0.55)		(0.02)
Total Distributions	—	—		0.00 (3)	(0.65)		(0.02)
Net Asset Value, End of Year	$8.30	$6.64		$5.46	$7.15		$5.23
Total return	25.00%	21.61%		(23.58)%	49.20%		14.40%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$13,904	$8,115		$5,665	$8,577		$5,316
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.45%	2.53%		2.53%	3.07	%(6)	3.04%
After expense reimbursement(4)	1.39%	1.39%		1.39%	1.76	%(6)	1.39%
Ratio of net investment income (loss) to
average net assets:	(0.46)%	0.01%		(0.30)%	1.69%		(0.17)%
Portfolio turnover rate(5)	8%	5%		28%	169%		11%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.69% before expense reimbursement and 1.39% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Global Fund
			Advisor Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2020	2019	2018	2017		2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$6.60	$5.45	$7.15	$5.19		$4.57
Income from Investment Operations:
Net investment income (loss)(2)	(0.05)	(0.02)	(0.04)	0.09		(0.02)
Net realized and unrealized gain (loss)
on investments	1.68	1.17	(1.66)	2.45		0.66
Total from Investment Operations	1.63	1.15	(1.70)	2.54		0.64
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	0.06		0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.09)		—
From net realized gains	—	—	0.00 (3)	(0.55)		(0.02)
Total Distributions	—	—	0.00 (3)	(0.64)		(0.02)
Net Asset Value, End of Year	$8.23	$6.60	$5.45	$7.15		$5.19
Total return(4)	24.70%	21.10%	(23.72)%	50.29%		14.03%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$574	$1,331	$1,012	$1,523		$309
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.70%	2.78%	2.78%	3.32	%(7)	3.29%
After expense reimbursement(5)	1.64%	1.64%	1.64%	2.01	%(7)	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.71)%	(0.24)%	(0.55)%	1.44%		(0.42)%
Portfolio turnover rate(6)	8%	5%	28%	169%		11%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.
(7)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.94% before expense reimbursement and 1.64% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Global Fund
		Advisor Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2020	2019	2018	2017		2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$6.18	$5.12	$6.76	$4.99		$4.41
Income from Investment Operations:
Net investment income (loss)(2)	(0.07)	(0.04)	(0.07)	0.05		(0.04)
Net realized and unrealized gain (loss)
on investments	1.56	1.10	(1.57)	2.34		0.64
Total from Investment Operations	1.49	1.06	(1.64)	2.39		0.60
Redemption Fees	0.00 (3)	—	—	—		—
Less Distributions:
From net investment income	—	—	—	(0.07)		—
From net realized gains	—	—	0.00 (3)	(0.55)		(0.02)
Total Distributions	—	—	0.00 (3)	(0.62)		(0.02)
Net Asset Value, End of Year	$7.67	$6.18	$5.12	$6.76		$4.99
Total return	24.11%	20.70%	(24.20)%	48.02%		13.63%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,982	$4,969	$4,284	$5,542		$1,920
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.20%	3.28%	3.28%	3.82	%(6)	3.79%
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.51	%(6)	2.14%
Ratio of net investment income (loss) to
average net assets:	(1.21)%	(0.74)%	(1.05)%	0.94%		(0.92)%
Portfolio turnover rate(5)	8%	5%	28%	169%		11%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 3.44% before expense reimbursement and 2.14% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Paradigm Fund
		No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$53.38	$41.32	$48.32	$37.63	$31.24
Income from Investment Operations:
Net investment loss(2)	0.19	(0.36)	(0.50)	(0.34)	(0.36)
Net realized and unrealized gain (loss)
on investments	1.59	12.96	(2.20)	11.03	6.75
Total from Investment Operations	1.78	12.60	(2.70)	10.69	6.39
Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.18)	(0.01)	—	—	—
From net realized gains	(0.99)	(0.53)	(4.31)	—	—
Total Distributions	(1.17)	(0.54)	(4.31)	—	—
Net Asset Value, End of Year	$53.99	$53.38	$41.32	$48.32	$37.63
Total return	3.32%	30.48%	(5.55)%	28.41%	20.45%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$274,876	$348,402	$297,990	$339,189	$336,837
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.72%	1.72%	1.73%	1.74%	1.75%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to
average net assets:	0.42%	(0.72)%	(0.93)%	(0.82)%	(1.11)%
Portfolio turnover rate(5)	1%	1%	3%	14%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Paradigm Fund
		Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$51.47	$39.95	$46.99	$36.69	$30.53
Income from Investment Operations:
Net investment loss(2)	0.07	(0.47)	(0.61)	(0.43)	(0.43)
Net realized and unrealized gain (loss)
on investments	1.51	12.52	(2.12)	10.73	6.59
Total from Investment Operations	1.58	12.05	(2.73)	10.30	6.16
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.07)	—	—	—	—
From net realized gains	(0.99)	(0.53)	(4.31)	—	—
Total Distributions	(1.06)	(0.53)	(4.31)	—	—
Net Asset Value, End of Year	$51.99	$51.47	$39.95	$46.99	$36.69
Total return(4)	3.05%	30.15%	(5.79)%	28.07%	20.18%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$94,179	$115,580	$95,503	$108,029	$103,921
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.97%	1.97%	1.98%	1.99%	2.00%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to
average net assets:	0.17%	(0.97)%	(1.18)%	(1.07)%	(1.36)%
Portfolio turnover rate(6)	1%	1%	3%	14%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Paradigm Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$47.54	$37.12	$44.21	$34.68	$29.01
Income from Investment Operations:
Net investment loss(2)	(0.14)	(0.66)	(0.81)	(0.60)	(0.56)
Net realized and unrealized gain (loss)
on investments	1.36	11.61	(1.97)	10.13	6.23
Total from Investment Operations	1.22	10.95	(2.78)	9.53	5.67
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(0.99)	(0.53)	(4.31)	—	—
Total Distributions	(0.99)	(0.53)	(4.31)	—	—
Net Asset Value, End of Year	$47.77	$47.54	$37.12	$44.21	$34.68
Total return	2.56%	29.49%	(6.27)%	27.48%	19.55%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$84,597	$113,300	$100,718	$118,924	$111,973
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.47%	2.47%	2.48%	2.49%	2.50%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to
average net assets:	(0.33)%	(1.47)%	(1.68)%	(1.57)%	(1.86)%
Portfolio turnover rate(5)	1%	1%	3%	14%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Paradigm Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$53.87	$41.69	$48.62	$37.79	$31.30
Income from Investment Operations:
Net investment loss(2)	0.28	(0.26)	(0.39)	(0.26)	(0.30)
Net realized and unrealized gain (loss)
on investments	1.64	13.08	(2.23)	11.09	6.79
Total from Investment Operations	1.92	12.82	(2.62)	10.83	6.49
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.29)	(0.11)	—	—	—
From net realized gains	(0.99)	(0.53)	(4.31)	—	—
Total Distributions	(1.28)	(0.64)	(4.31)	—	—
Net Asset Value, End of Year	$54.51	$53.87	$41.69	$48.62	$37.79
Total return	3.55%	30.75%	(5.37)%	28.66%	20.73%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$184,693	$202,378	$148,968	$208,692	$270,880
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.67%	1.67%	1.68%	1.69%	1.70%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment loss to
average net assets:	0.62%	(0.51)%	(0.73)%	(0.62)%	(0.91)%
Portfolio turnover rate(5)	1%	1%	3%	14%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)
		The Medical Fund
		No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.53	$23.47	$25.33	$26.62	$30.62
Income from Investment Operations:
Net investment income(2)	0.29	0.33	0.27	0.24	0.19
Net realized and unrealized gain (loss)
on investments	2.11	3.43	0.12	2.63	(2.64)
Total from Investment Operations	2.40	3.76	0.39	2.87	(2.45)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.31)	(0.35)	(0.29)	(0.26)	(0.22)
From net realized gains	(0.49)	(0.35)	(1.96)	(3.90)	(1.33)
Total Distributions	(0.80)	(0.70)	(2.25)	(4.16)	(1.55)
Net Asset Value, End of Year	$28.13	$26.53	$23.47	$25.33	$26.62
Total return	9.04%	16.04%	1.67%	10.71%	(8.01)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$15,462	$15,442	$14,814	$16,060	$17,560
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.26%	2.34%	2.23%	2.15%	2.08%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income to
average net assets:	1.12%	1.34%	1.03%	0.86%	0.69%
Portfolio turnover rate(5)	7%	6%	0%	0%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Medical Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.41	$22.50	$24.33	$25.71	$29.57
Income from Investment Operations:
Net investment income(2)	0.22	0.26	0.19	0.17	0.12
Net realized and unrealized gain (loss)
on investments	2.02	3.28	0.11	2.53	(2.55)
Total from Investment Operations	2.24	3.54	0.30	2.70	(2.43)
Redemption Fees	0.00 (3)	—	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.26)	(0.28)	(0.17)	(0.18)	(0.10)
From net realized gains	(0.49)	(0.35)	(1.96)	(3.90)	(1.33)
Total Distributions	(0.75)	(0.63)	(2.13)	(4.08)	(1.43)
Net Asset Value, End of Year	$26.90	$25.41	$22.50	$24.33	$25.71
Total return(4)	8.82%	15.74%	1.36%	10.43%	(8.24)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,039	$1,137	$1,319	$2,986	$3,687
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.51%	2.59%	2.48%	2.40%	2.33%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income to
average net assets:	0.87%	1.09%	0.78%	0.61%	0.44%
Portfolio turnover rate(6)	7%	6%	0%	0%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Medical Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$24.54	$21.69	$23.57	$24.99	$28.82
Income from Investment Operations:
Net investment income (loss)(2)	0.09	0.13	0.07	0.03	(0.02)
Net realized and unrealized gain (loss)
on investments	1.93	3.16	0.11	2.45	(2.48)
Total from Investment Operations	2.02	3.29	0.18	2.48	(2.50)
Redemption Fees	0.00 (5)	—	—	—	—
Less Distributions:
From net investment income	(0.08)	(0.09)	(0.10)	—	—
From net realized gains	(0.49)	(0.35)	(1.96)	(3.90)	(1.33)
Total Distributions	(0.57)	(0.44)	(2.06)	(3.90)	(1.33)
Net Asset Value, End of Year	$25.99	$24.54	$21.69	$23.57	$24.99
Total return	8.21%	15.18%	0.90%	9.86%	(8.69)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$109	$169	$320	$383	$422
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.01%	3.09%	2.98%	2.90%	2.83%
After expense reimbursement(3)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:	0.37%	0.59%	0.28%	0.11%	(0.06)%
Portfolio turnover rate(4)	7%	6%	0%	0%	0%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Medical Portfolio.
(5)	Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
		No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$65.31	$51.40	$51.25	$40.60	$32.64
Income from Investment Operations:
Net investment loss(2)	0.43	(0.29)	(0.35)	(0.33)	(0.36)
Net realized and unrealized gain (loss)
on investments	1.07	14.20	0.47	10.98	8.32
Total from Investment Operations	1.50	13.91	0.12	10.65	7.96
Redemption Fees	0.00 (3)	0.00 (3)	0.03	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$66.81	$65.31	$51.40	$51.25	$40.60
Total return	2.30%	27.06%	0.29%	26.23%	24.39%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$126,350	$180,575	$164,330	$133,960	$132,443
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.78%	1.75%	1.74%	1.78%	1.76%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to
average net assets:	0.78%	(0.48)%	(0.60)%	(0.74)%	(1.03)%
Portfolio turnover rate(5)	0%	4%	3%	9%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
		Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$63.12	$49.81	$49.81	$39.55	$31.88
Income from Investment Operations:
Net investment gain (loss)(2)	0.28	(0.43)	(0.48)	(0.42)	(0.43)
Net realized and unrealized gain (loss)
on investments	1.01	13.74	0.48	10.68	8.10
Total from Investment Operations	1.29	13.31	—	10.26	7.67
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$64.41	$63.12	$49.81	$49.81	$39.55
Total return(4)	2.04%	26.72%	0.00%	25.94%	24.06%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,172	$11,986	$10,505	$11,735	$13,694
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.03%	2.00%	1.99%	2.03%	2.01%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to
average net assets:(5)	0.53%	(0.73)%	(0.85)%	(0.99)%	(1.28)%
Portfolio turnover rate(6)	0%	4%	3%	9%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$59.93	$47.53	$47.77	$38.12	$30.88
Income from Investment Operations:
Net investment loss(2)	0.02	(0.69)	(0.73)	(0.61)	(0.58)
Net realized and unrealized gain (loss)
on investments	0.90	13.09	0.49	10.26	7.82
Total from Investment Operations	0.92	12.40	(0.24)	9.65	7.24
Redemption Fees	0.00 (3)	—	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$60.85	$59.93	$47.53	$47.77	$38.12
Total return	1.53%	26.09%	(0.50)%	25.31%	23.45%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,684	$10,544	$8,373	$8,135	$8,426
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.53%	2.50%	2.49%	2.53%	2.51%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to
average net assets:	0.03%	(1.23)%	(1.35)%	(1.49)%	(1.78)%
Portfolio turnover rate(5)	0%	4%	3%	9%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Small Cap Opportunities Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$66.58	$52.30	$52.07	$41.16	$33.03
Income from Investment Operations:
Net investment loss(2)	0.55	(0.17)	(0.24)	(0.24)	(0.29)
Net realized and unrealized gain (loss)
on investments	1.12	14.45	0.47	11.15	8.42
Total from Investment Operations	1.67	14.28	0.23	10.91	8.13
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$68.25	$66.58	$52.30	$52.07	$41.16
Total return	2.51%	27.30%	0.44%	26.51%	24.61%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$35,118	$66,459	$40,075	$27,514	$50,517
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.73%	1.70%	1.69%	1.73%	1.71%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment loss to
average net assets:	0.98%	(0.28)%	(0.40)%	(0.54)%	(0.83)%
Portfolio turnover rate(5)	0%	4%	3%	9%	4%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Market Opportunities Fund
		No Load Class
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2020	2019		2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.71	$21.83		$26.72	$18.26	$15.16
Income from Investment Operations:
Net investment income (loss)(2)	0.10	(0.00	)(3)	(0.14)	0.17	(0.15)
Net realized and unrealized gain (loss)
on investments	5.12	4.97		(2.77)	8.46	3.25
Total from Investment Operations	5.22	4.97		(2.91)	8.63	3.10
Redemption Fees	0.00 (3)	0.00	(3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.08)	(0.09)		—	(0.17)	—
From net realized gains	—	—		(1.99)	—	—
Total Distributions	(0.08)	(0.09)		(1.99)	(0.17)	—
Net Asset Value, End of Year	$31.85	$26.71		$21.83	$26.72	$18.26
Total return	19.55%	22.76%		(10.86)%	47.28%	20.45%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$66,570	$56,987		$48,487	$51,298	$32,178
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.85%	1.84%		1.86%	1.92%	1.97%
After expense reimbursement(4)	1.40%	1.40%		1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	0.40%	(0.01)%		(0.53)%	0.81%	(0.96)%
Portfolio turnover rate(5)	2%	4%		8%	35%	5%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Market Opportunities Fund
		Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.29	$21.49	$26.41	$18.07	$15.04
Income from Investment Operations:
Net investment income (loss)(2)	0.04	(0.07)	(0.21)	0.11	(0.19)
Net realized and unrealized gain (loss)
on investments	5.04	4.89	(2.72)	8.37	3.22
Total from Investment Operations	5.08	4.82	(2.93)	8.48	3.03
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	(0.01)	(0.02)	—	(0.14)	—
From net realized gains	—	—	(1.99)	—	—
Total Distributions	(0.01)	(0.02)	(1.99)	(0.14)	—
Net Asset Value, End of Year	$31.36	$26.29	$21.49	$26.41	$18.07
Total return(4)	19.31%	22.42%	(11.10)%	46.91%	20.15%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,442	$6,868	$6,426	$7,557	$4,537
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.10%	2.09%	2.11%	2.17%	2.22%
After expense reimbursement(5)	1.65%	1.65%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:	0.15%	(0.26)%	(0.78)%	0.56%	(1.21)%
Portfolio turnover rate(6)	2%	4%	8%	35%	5%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Market Opportunities Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.10	$20.61	$25.53	$17.51	$14.65
Income from Investment Operations:
Net investment income (loss)(2)	(0.08)	(0.18)	(0.33)	0.01	(0.26)
Net realized and unrealized gain (loss)
on investments	4.77	4.67	(2.60)	8.07	3.12
Total from Investment Operations	4.69	4.49	(2.93)	8.08	2.86
Redemption Fees	0.00 (5)	—	—	—	—
Less Distributions:
From net investment income	—	—	—	(0.06)	—
From net realized gains	—	—	(1.99)	—	—
Total Distributions	—	—	(1.99)	(0.06)	—
Net Asset Value, End of Year	$29.79	$25.10	$20.61	$25.53	$17.51
Total return	18.69%	21.79%	(11.48)%	46.12%	19.52%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$9,392	$10,051	$8,517	$8,139	$4,428
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.60%	2.59%	2.61%	2.67%	2.72%
After expense reimbursement(3)	2.15%	2.15%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to
average net assets:	(0.35)%	(0.76)%	(1.28)%	0.06%	(1.71)%
Portfolio turnover rate(4)	2%	4%	8%	35%	5%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.
(5)	Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Market Opportunities Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$27.11	$22.16	$27.04	$18.46	$15.29
Income from Investment Operations:
Net investment income (loss)(2)	0.15	0.05	(0.09)	0.22	(0.12)
Net realized and unrealized gain (loss)
on investments	5.22	5.04	(2.81)	8.55	3.29
Total from Investment Operations	5.37	5.09	(2.90)	8.77	3.17
Redemption Fees	—	0.00 (3)	0.01	0.02	—
Less Distributions:
From net investment income	(0.14)	(0.14)	—	(0.21)	—
From net realized gains	—	—	(1.99)	—	—
Total Distributions	(0.14)	(0.14)	(1.99)	(0.21)	—
Net Asset Value, End of Year	$32.34	$27.11	$22.16	$27.04	$18.46
Total return	19.79%	22.98%	(10.70)%	47.65%	20.73%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$14,260	$12,534	$9,471	$10,228	$2,426
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.80%	1.79%	1.81%	1.87%	1.92%
After expense reimbursement(3)	1.20%	1.20%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	0.60%	0.19%	(0.33)%	1.01%	(0.76)%
Portfolio turnover rate(4)	2%	4%	8%	35%	5%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Alternative Income Fund
		No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$98.28	$97.46	$97.57	$95.36	$91.68
Income from Investment Operations:
Net investment income (loss)(2)	0.25	1.39	0.92	0.08	(0.01)
Net realized and unrealized gain (loss)
on investments	1.91	1.01	(0.03)	2.12	3.69
Total from Investment Operations	2.16	2.40	0.89	2.20	3.68
Redemption Fees	0.02	—	0.01	0.01	0.00 (3)
Less Distributions:
From net investment income	(0.22)	(1.58)	(1.01)	—	—
Total Distributions	(0.22)	(1.58)	(1.01)	—	—
Net Asset Value, End of Year	$100.24	$98.28	$97.46	$97.57	$95.36
Total return	2.23%	2.47%	0.92%	2.32%	4.00%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,642	$3,482	$4,265	$4,968	$5,664
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.16%	2.01%	1.88%	1.75%	1.78%
After expense reimbursement(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets:	0.25%	1.41%	0.94%	0.08%	(0.01)%
Portfolio turnover rate(5)	0%	0%	0%	0%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

			The Alternative Income Fund
			Advisor Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2020		2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$97.04		$96.24	$96.38	$94.44	$91.02
Income from Investment Operations:
Net investment income (loss)(2)	0.00	(3)	1.13	0.66	(0.16)	(0.24)
Net realized and unrealized gain (loss)
on investments	1.92		1.00	(0.03)	2.10	3.65
Total from Investment Operations	1.92		2.13	0.63	1.94	3.41
Redemption Fees	0.01		—	—	0.00 (3)	0.01
Less Distributions:
From net investment income	—		(1.33)	(0.77)	—	—
Total Distributions	—		(1.33)	(0.77)	—	—
Net Asset Value, End of Year	$98.97		$97.04	$96.24	$96.38	$94.44
Total return(4)	1.99%		2.22%	0.65%	2.05%	3.76%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$678		$856	$932	$1,501	$2,458
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.41%		2.26%	2.13%	2.00%	2.03%
After expense reimbursement(5)	1.20%		1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets:	0.00	%(7)	1.16%	0.69%	(0.17)%	(0.26)%
Portfolio turnover rate(6)	0%		0%	0%	0%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.
(7)	Amount calculated is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Alternative Income Fund
		Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$93.41	$92.65	$92.73	$91.33	$88.46
Income from Investment Operations:
Net investment income (loss)(2)	(0.47)	0.62	0.17	(0.62)	(0.68)
Net realized and unrealized gain (loss)
on investments	1.81	0.98	(0.04)	2.02	3.55
Total from Investment Operations	1.34	1.60	0.13	1.40	2.87
Redemption Fees	0.02	—	—	—	—
Less Distributions:
From net investment income	(0.01)	(0.84)	(0.21)	—	—
Total Distributions	(0.01)	(0.84)	(0.21)	—	—
Net Asset Value, End of Year	$94.76	$93.41	$92.65	$92.73	$91.33
Total return	1.46%	1.71%	0.15%	1.53%	3.23%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$659	$711	$1,107	$1,513	$1,640
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.91%	2.76%	2.63%	2.50%	2.53%
After expense reimbursement(3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets:	(0.50)%	0.66%	0.19%	(0.67)%	(0.76)%
Portfolio turnover rate(4)	0%	0%	0%	0%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Alternative Income Portfolio.
(5)	Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Alternative Income Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$99.59	$98.73	$98.88	$96.66	$92.84
Income from Investment Operations:
Net investment income(2)	0.46	1.61	1.13	0.27	0.18
Net realized and unrealized gain (loss)
on investments	1.95	1.03	(0.05)	2.16	3.75
Total from Investment Operations	2.41	2.64	1.08	2.43	3.93
Redemption Fees(3)	0.01	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.44)	(1.78)	(1.23)	(0.21)	(0.11)
Total Distributions	(0.44)	(1.78)	(1.23)	(0.21)	(0.11)
Net Asset Value, End of Year	$101.57	$99.59	$98.73	$98.88	$96.66
Total return	2.44%	2.69%	1.10%	2.51%	4.22%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,612	$11,368	$12,718	$15,008	$18,165
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.11%	1.96%	1.83%	1.70%	1.73%
After expense reimbursement(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to
average net assets:	0.45%	1.61%	1.14%	0.28%	0.19%
Portfolio turnover rate(5)	0%	0%	0%	0%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
		No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.95	$10.46	$11.02	$10.95	$10.32
Income from Investment Operations:
Net investment income(2)	0.33	0.45	0.44	0.37	0.43
Net realized and unrealized gain (loss)
on investments	(0.50)	0.49	(0.55)	0.14	0.63
Total from Investment Operations	(0.17)	0.94	(0.11)	0.51	1.06
Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)	—
Less Distributions:
From net investment income	(0.33)	(0.45)	(0.45)	(0.44)	(0.43)
From net realized gains	—	—	—	—	—
Total Distributions	(0.33)	(0.45)	(0.45)	(0.44)	(0.43)
Net Asset Value, End of Year	$10.45	$10.95	$10.46	$11.02	$10.95
Total return	(1.38)%	9.08%	(1.00)%	4.75%	10.41%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$3,698	$6,025	$6,134	$6,974	$6,809
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.13%	2.04%	1.97%	1.91%	1.85%
After expense reimbursement(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to
average net assets:	3.14%	4.10%	4.06%	3.37%	4.02%
Portfolio turnover rate(5)	0%	0%	2%	16%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.90	$10.41	$10.96	$10.90	$10.27
Income from Investment Operations:
Net investment income(2)	0.30	0.42	0.41	0.34	0.40
Net realized and unrealized gain (loss)
on investments	(0.49)	0.49	(0.54)	0.13	0.63
Total from Investment Operations	(0.19)	0.91	(0.13)	0.47	1.03
Redemption Fees	0.00 (3)	—	—	0.00 (3)	—
Less Distributions:
From net investment income	(0.31)	(0.42)	(0.42)	(0.41)	(0.40)
From net realized gains	—	—	—	—	—
Total Distributions	(0.31)	(0.42)	(0.42)	(0.41)	(0.40)
Net Asset Value, End of Year	$10.40	$10.90	$10.41	$10.96	$10.90
Total return(4)	(1.62)%	8.81%	(1.18)%	4.40%	10.17%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,801	$1,852	$2,811	$4,640	$6,935
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.38%	2.29%	2.22%	2.16%	2.10%
After expense reimbursement(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to
average net assets:	2.87%	3.85%	3.81%	3.12%	3.77%
Portfolio turnover rate(6)	0%	0%	2%	16%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.78	$10.29	$10.86	$10.79	$10.18
Income from Investment Operations:
Net investment income(2)	0.24	0.36	0.35	0.29	0.34
Net realized and unrealized gain (loss)
on investments	(0.49)	0.50	(0.54)	0.14	0.62
Total from Investment Operations	(0.25)	0.86	(0.19)	0.43	0.96
Redemption Fees	0.00 (5)	—	—	—	—
Less Distributions:
From net investment income	(0.25)	(0.37)	(0.38)	(0.36)	(0.35)
From net realized gains	—	—	—	—	—
Total Distributions	(0.25)	(0.37)	(0.38)	(0.36)	(0.35)
Net Asset Value, End of Year	$10.28	$10.78	$10.29	$10.86	$10.79
Total return	(2.16)%	8.40%	(1.83)%	4.00%	9.51%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,747	$6,831	$7,727	$6,987	$7,790
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.88%	2.79%	2.72%	2.66%	2.60%
After expense reimbursement(4)	2.24%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income to
average net assets:	2.39%	3.35%	3.31%	2.62%	3.27%
Portfolio turnover rate(5)	0%	0%	2%	16%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.
(5)	Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

		The Multi-Disciplinary Income Fund
		Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.98	$10.48	$11.04	$10.97	$10.34
Income from Investment Operations:
Net investment income(2)	0.35	0.47	0.46	0.40	0.45
Net realized and unrealized gain (loss)
on investments	(0.51)	0.50	(0.54)	0.13	0.63
Total from Investment Operations	(0.16)	0.97	(0.08)	0.53	1.08
Redemption Fees	0.00 (3)	—	—	—	0.00 (3)
Less Distributions:
From net investment income	(0.35)	(0.47)	(0.48)	(0.46)	(0.45)
From net realized gains	—	—	—	—	—
Total Distributions	(0.35)	(0.47)	(0.48)	(0.46)	(0.45)
Net Asset Value, End of Year	$10.47	$10.98	$10.48	$11.04	$10.97
Total return	(1.25)%	9.38%	(0.80)%	4.93%	10.61%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$14,975	$20,314	$20,567	$30,399	$78,084
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.08%	1.99%	1.92%	1.86%	1.80%
After expense reimbursement(4)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to
average net assets:	3.34%	4.30%	4.26%	3.57%	4.22%
Portfolio turnover rate(5)	0%	0%	2%	16%	9%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

		The Spin-off Fund
		No Load Class
					December 11,
	For the	For the		For the	2017^
	Year Ended	Year Ended		Year Ended	through
	December 31,	December 31,		December 31,	December 31,
	2020	2019		2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$12.83	$9.77		$11.14	$10.81
Income from Investment Operations:
Net investment income (loss)(2)	0.10	(0.00	)(3)	(0.08)	0.00	(3)
Net realized and unrealized gain (loss)
on investments	0.60	3.06		(0.84)	0.33
Total from Investment Operations	0.70	3.06		(0.92)	0.33
Redemption Fees	—	—		—	—
Less Distributions:
From net investment income	(0.08)
From net realized gains	—	—		(0.45)	—
Total Distributions	(0.08)	—		(0.45)	—
Net Asset Value, End of Period	$13.45	$12.83		$9.77	$11.14
Total return	5.44%	31.32%		(8.22)%	3.05	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$18	$60		$11	$10
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.17%	1.96%		1.81%	1.70	%(5)
After expense reimbursement(6)	1.45%	1.45%		1.45%	1.45	%(5)
Ratio of net investment loss to average net assets:	0.92%	(0.04)%		(0.63)%	(0.61	)%(5)
Portfolio turnover rate	0%	2%		9%	0	%(4)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

			The Spin-off Fund
			Advisor Class A
	For the	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		April 30,	April 30,
	2020	2019	2018	2017^		2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$12.25	$9.33	$10.67	$9.82		$8.52	$10.22
Income from Investment Operations:
Net investment income (loss)(2)	0.09	(0.01)	(0.08)	(0.02)		0.03	0.00 (3)
Net realized and unrealized gain
(loss) on investments	0.55	2.93	(0.81)	1.29		1.45	(1.70)
Total from Investment
Operations	0.64	2.92	(0.89)	1.27		1.48	(1.70)
Redemption Fees	—	—	—	—		—	—
Less Distributions:
From net investment income	(0.07)	—	—	0.00	(3)	—	—
From net realized gains	—	—	(0.45)	(0.42)		(0.18)	—
Total Distributions	(0.07)	—	(0.45)	(0.42)		(0.18)	—
Net Asset Value, End of Period	$12.82	$12.25	$9.33	$10.67		$9.82	$8.52
Total return(4)	5.21%	31.30%	(8.30)%	12.95	%(5)	17.36%	(16.63)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$2,521	$3,574	$3,303	$4,322		$4,583	$6,067
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.41%	2.21%	2.06%	2.07	%(6)	2.45%	1.74%
After expense reimbursement(7)	1.50%	1.50%	1.50%	1.50	%(6)	1.50%	1.50%
Ratio of net investment income
(loss) to average net assets:	0.87%	(0.09)%	(0.68)%	(0.27	)%(6)	0.31%	0.05%
Portfolio turnover rate	0%	2%	9%	0	%(5)	11%	2%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

				The Spin-off Fund
				Advisor Class C
	For the		For the	For the	For the		For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,		April 30,	April 30,
	2020		2019	2018	2017^		2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$11.47		$8.80	$10.17	$9.43		$8.25	$9.97
Income from Investment Operations:
Net investment loss(2)	0.01		(0.09)	(0.16)	(0.07)		(0.04)	(0.06)
Net realized and unrealized gain
(loss) on investments	0.50		2.76	(0.76)	1.23		1.40	(1.66)
Total from Investment
Operations	0.51		2.67	(0.92)	1.16		1.36	(1.72)
Redemption Fees	—		—	—	—		—	—
Less Distributions:
From net investment income	(0.00	)(6)	—	—	—		—	—
From net realized gains	—		—	(0.45)	(0.42)		(0.18)	—
Total Distributions	(0.00	)(6)	—	(0.45)	(0.42)		(0.18)	—
Net Asset Value, End of Period	$11.98		$11.47	$8.80	$10.17		$9.43	$8.25
Total return	4.47%		30.34%	(9.00)%	12.31	%(3)	16.46%	(17.25)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$2,611		$4,064	$4,114	$5,526		$5,678	$6,290
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.91%		2.71%	2.56%	2.82	%(4)	3.20%	2.49%
After expense reimbursement(5)	2.25%		2.25%	2.25%	2.25	%(4)	2.25%	2.25%
Ratio of net investment loss to
average net assets:	0.12%		(0.84)%	(1.43)%	(1.02	)%(4)	(0.44)%	(0.70)%
Portfolio turnover rate	0%		2%	9%	0	%(3)	11%	2%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Financial Highlights — (Continued)

			The Spin-off Fund
			Institutional Class
	For the	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		April 30,	April 30,
	2020	2019	2018	2017^		2017	2016
PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$12.32	$9.36	$10.68	$9.85		$8.53	$10.20
Income from Investment Operations:
Net investment income (loss)(2)	0.12	0.02	(0.05)	0.00	(3)	0.05	0.03
Net realized and unrealized gain
(loss) on investments	0.55	2.95	(0.82)	1.29		1.45	(1.70)
Total from Investment
Operations	0.67	2.97	(0.87)	1.29		1.50	(1.67)
Redemption Fees	0.00 (7)	—	—	0.00	(3)	—	—
Less Distributions:
From net investment income	(0.12)	(0.01)	—	(0.04)		—	—
From net realized gains	—	—	(0.45)	(0.42)		(0.18)	—
Total Distributions	(0.12)	(0.01)	(0.45)	(0.46)		(0.18)	—
Net Asset Value, End of Period	$12.87	$12.32	$9.36	$10.68		$9.85	$8.53
Total return	5.46%	31.74%	(8.11)%	13.07	%(4)	17.57%	(16.37)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$12,387	$13,751	$11,290	$14,050		$12,022	$24,185
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.11%	1.91%	1.76%	1.83	%(5)	2.20%	1.49%
After expense reimbursement(6)	1.25%	1.25%	1.25%	1.25	%(5)	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets:	1.12%	0.16%	(0.43)%	(0.02	)%(5)	0.56%	0.30%
Portfolio turnover rate	0%	2%	9%	0	%(4)	11%	2%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Kinetics Mutual Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund, The Multi-Disciplinary Income Fund, and the Kinetics Spin-off and Corporate Restructuring Fund (the “Funds”), each a series of Kinetics Mutual Funds, Inc. (the “Trust”), including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and with respect to Kinetics Spin-off and Corporate Restructuring Fund, the financial highlights for each of the three years in the period ended December 31, 2020, the period ended December 31, 2017, and each year in the two year period ended April 30, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered Public Accounting Firm (Continued)
regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. With respect to Kinetics Spin-off and Corporate Restructuring Fund, our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
March 1, 2021

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2020

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance#	$78,536,539	45.3%
Information	18,336,078	10.5%
Mining, Quarrying, and Oil and Gas Extraction	15,285,902	8.8%
Administrative and Support and Waste Management and
Remediation Services	14,139,628	8.1%
Professional, Scientific, and Technical Services	11,888,117	6.8%
Arts, Entertainment, and Recreation	2,314,360	1.3%
Management of Companies and Enterprises	847,749	0.5%
Retail Trade	12,725	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $68,691,168 represents a cryptocurrency investment of 39.5% of total net assets as of December 31, 2020.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States#	$8,957,401	43.8%
Canada	1,998,081	9.8%
United Kingdom	410,388	2.0%
Cayman Islands	115,500	0.6%
Brazil	118,613	0.6%
Australia	94,133	0.5%
Germany	102,068	0.5%
Netherlands	88,105	0.4%
Japan	5,096	0.0%
Israel	1,308	0.0%
France	9,280	0.0%
Guernsey	2,917	0.0%
Bermuda	344	0.0%

*	Excludes Short-Term Investments
#	In the United States Sector, $5,008,640 represents a cryptocurrency investment of 24.5% of total net assets as of December 31, 2020.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$278,884,155	42.2%
Finance and Insurance#	117,941,356	17.9%
Information	47,263,526	7.2%
Real Estate and Rental and Leasing	38,337,769	5.8%
Arts, Entertainment, and Recreation	29,427,469	4.5%
Management of Companies and Enterprises	23,659,848	3.6%
Accommodation and Food Services	13,810,437	2.1%
Professional, Scientific, and Technical Services	12,971,825	2.0%
Transportation and Warehousing	4,311,018	0.7%
Utilities	1,788,280	0.3%
Administrative and Support and Waste Management and
Remediation Services	1,059,200	0.2%
Construction	1,472,120	0.2%
Manufacturing	290,302	0.0%
Wholesale Trade	40,887	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $62,899,200 represents a cryptocurrency investment of 9.5% of total net assets as of December 31, 2020.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$16,493,433	93.4%
Professional, Scientific, and Technical Services	926,294	5.3%
Health Care and Social Assistance	69,750	0.4%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$79,033,703	44.3%
Real Estate and Rental and Leasing	21,390,913	12.0%
Management of Companies and Enterprises	20,901,127	11.7%
Professional, Scientific, and Technical Services	15,284,797	8.5%
Finance and Insurance#	13,711,483	7.7%
Accommodation and Food Services	10,273,889	5.8%
Arts, Entertainment, and Recreation	6,282,540	3.5%
Manufacturing	4,943,049	2.8%
Transportation and Warehousing	3,659,133	2.0%
Wholesale Trade	791,785	0.4%
Information	284,800	0.2%
Retail Trade	25,836	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $9,828,000 represents a cryptocurrency investment of 5.5% of total net assets as of December 31, 2020.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance#	$28,064,622	29.0%
Mining, Quarrying, and Oil and Gas Extraction	28,030,562	29.0%
Information	3,213,532	3.3%
Real Estate and Rental and Leasing	2,613,758	2.7%
Management of Companies and Enterprises	2,326,597	2.4%
Transportation and Warehousing	1,122,446	1.2%
Accommodation and Food Services	148,257	0.2%
Wholesale Trade	47,144	0.0%
Professional, Scientific, and Technical Services	17,992	0.0%
Manufacturing	14,980	0.0%
Machinery Manufacturing	4,168	0.0%
Retail Trade	114	0.0%

*	Excludes Short-Term Investments
#	In the Finance and Insurance Sector, $19,259,968 represents a cryptocurrency investment of 19.9% of total net assets as of December 31, 2020.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$8,428,444	66.3%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2020 — (Continued)

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$5,639,857	21.4%
Transportation and Warehousing	2,878,139	10.9%
Construction	2,744,250	10.4%
Finance and Insurance	2,712,849	10.3%
Real Estate and Rental and Leasing	1,705,688	6.5%
Mining, Quarrying, and Oil and Gas Extraction	1,595,312	6.0%
Information	1,247,438	4.7%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2020

COMMON STOCKS — 41.81%	Shares	Value
Administrative and Support Services — 0.05%
CreditRiskMonitor.com, Inc.	780	$1,833
Expedia Group, Inc.	648	85,795
		87,628
Aerospace and Defense — 5.47%
CACI International, Inc. — Class A*	29,200	7,280,436
ManTech International Corporation — Class A	25,000	2,223,500
		9,503,936
Broadcasting (except Internet) — 0.42%
The E.W. Scripps Company — Class A	40,000	611,600
MSG Networks, Inc. — Class A*	8,000	117,920
		729,520
Credit Intermediation and Related Activities — 1.30%
LendingTree, Inc.*^	8,233	2,254,113
Data Processing, Hosting, and Related Services — 13.01%
IHS Markit Limited	200	17,966
MasterCard, Inc. — Class A	7,000	2,498,580
PayPal Holdings, Inc.*[c]	60,000	14,052,000
Verisk Analytics, Inc.	7,000	1,453,130
Visa, Inc. — Class A	21,000	4,593,330
		22,615,006
Management of Companies and Enterprises — 0.49%
Galaxy Digital Holdings Ltd.*	99,000	847,749
Oil and Gas Extraction — 8.79%
Texas Pacific Land Trust[c]	21,026	15,285,902
Other Information Services — 3.63%
Alphabet, Inc. — Class A*	1,800	3,154,752
Alphabet, Inc. — Class C*	1,800	3,153,384
		6,308,136
Other Motor Vehicle Dealers — 0.01%
Copart, Inc.*	100	12,725
Other Professional, Scientific, and Technical Services — 0.47%
GMO Internet, Inc.	28,400	814,415

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Other Telecommunications — 1.52%
Liberty Broadband Corporation — Series A*	8,000	$1,260,640
Liberty Broadband Corporation — Series C*	7,600	1,203,612
Liberty Latin America Limited — Class C*	16,496	182,941
		2,647,193
Performing Arts, Spectator Sports, and Related Industries — 0.24%
Madison Square Garden Entertainment Corp.*	4,000	420,160
Professional, Scientific, and Technical Services — 0.90%
Cookpad, Inc.*	276,000	831,301
IAC/InterActiveCorp.*	3,900	738,465
		1,569,766
Promoters of Performing Arts, Sports, and Similar Events — 0.42%
Madison Square Garden Sports Corp. — Class A*	4,000	736,400
Satellite Telecommunications — 0.05%
DISH Network Corp. — Class A*	2,728	88,223
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 4.37%
CME Group, Inc.	4,180	760,969
MarketAxess Holdings, Inc.	5,000	2,852,800
OTC Markets Group, Inc. — Class A	116,985	3,977,490
		7,591,259
Spectator Sports — 0.67%
Liberty Media Corp.-Liberty Braves — Class A*	8,000	198,960
Liberty Media Corp.-Liberty Braves — Class C*	8,000	199,040
Liberty Media Corp.-Liberty Formula One — Class A*	20,000	759,800
		1,157,800
TOTAL COMMON STOCKS
(cost $50,217,916)		72,669,931

UNIT INVESTMENT TRUST — 39.50%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 39.50%
Grayscale Bitcoin Trust*^[c]	2,146,599	68,691,168
TOTAL UNIT INVESTMENT TRUST
(cost $6,561,450)		68,691,168
TOTAL INVESTMENTS — 81.31%
(cost $56,779,366)		$141,361,099

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

Percentages are stated as a percent of net assets.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $17,298,237 at December 31, 2020. The total collateral for the loaned securities was cash in the amount of $18,180,966.
* — Non-income producing security.
c — Significant Investment - Greater than 5% of net assets.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

COMMON STOCKS — 33.59%	Shares	Value
Accommodation — 1.28%
Civeo Corporation*	18,833	$261,779
Aerospace and Defense — 4.51%
CACI International, Inc. — Class A*	3,700	922,521
Elbit Systems Ltd.	10	1,308
		923,829
Diversified Financials — 0.43%
Euronext NV	800	88,105
European Exchanges — 0.50%
Deutsche Boerse AG	600	102,068
Funds, Trusts, and Other Financial Vehicles — 1.69%
Mesabi Trust	12,300	345,015
Industrial Machinery Manufacturing — 0.49%
TerraVest Industries Inc.*	8,000	100,432
Management of Companies and Enterprises — 2.23%
Associated Capital Group, Inc. — Class A	2,400	84,288
Galaxy Digital Holdings Ltd.*	43,400	371,639
		455,927
Mining (except Oil and Gas) — 4.43%
Franco-Nevada Corporation	3,600	451,188
NovaGold Resources, Inc.*^	4,000	38,680
Wheaton Precious Metals Corporation	10,000	417,400
		907,268
Oil and Gas Extraction — 10.27%
Texas Pacific Land Trust[c]	2,890	2,101,030
Other Exchanges — 0.22%
ASX Ltd.	800	44,407
Other Financial Investment Activities — 1.08%
Brookfield Asset Management, Inc. — Class A	4,000	165,080
Burford Capital Limited*	300	2,917
GAMCO Investors, Inc. — Class A	200	3,548
Morgan Group Holding Co.*[f]	53	371
Omni Bridgeway Ltd.	15,000	49,726
		221,642

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Other Investment Pools and Funds — 0.42%
Partners Value Investments LP*[g]	2,193	$86,228
Other Pipeline Transportation — 0.05%
Rubis SCA	200	9,280
Other Telecommunications — 0.00%
Liberty Latin America Limited — Class A*	9	100
Liberty Latin America Limited — Class C*	22	244
		344
Real Estate — 0.31%
DREAM Unlimited Corp.[f]	100	1,669
PrairieSky Royalty Limited	7,900	62,622
		64,291
Securities and Commodity Exchanges — 0.58%
B3 SA — Brasil Bolsa Balcao	10,000	118,613
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.75%
CME Group, Inc.	500	91,025
IntercontinentalExchange Group, Inc.	500	57,645
Japan Exchange Group Inc. — ADR*	400	5,096
		153,766
Support Activities for Mining — 0.11%
Maverix Metals Inc.^	4,000	21,840
Support Activities for Water Transportation — 2.57%
Braemar Shipping Services plc	2,000	4,239
Clarkson plc	11,000	406,148
Siem Industries, Inc.*[f]	5,500	115,500
		525,887
Transportation Equipment Manufacturing — 1.67%
The Boeing Company	1,600	342,496
TOTAL COMMON STOCKS
(cost $4,347,453)		6,874,247

PREFERRED STOCKS — 0.06%
Other Investment Pools and Funds — 0.06%
Partners Value Investments LP — Class A*[g]	515	11,716
TOTAL PREFERRED STOCKS
(cost $9,785)		11,716

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

UNIT INVESTMENT TRUST — 24.48%	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 24.48%
Grayscale Bitcoin Trust*^[c]	156,520	$5,008,640
TOTAL UNIT INVESTMENT TRUST
(cost $236,525)		5,008,640

	Principal
CONVERTIBLE BONDS — 0.00%	Amount
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019ef	41,080	822
TOTAL CONVERTIBLE BONDS
(cost $41,080)		822

WARRANTS — 0.04%	Shares
Other Investment Pools and Funds — 0.04%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*[g]	1,893	7,808
TOTAL WARRANTS
(cost $7,160)		7,808
TOTAL INVESTMENTS — 58.17%
(cost $4,642,003)		$11,903,233

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $459,851 at December 31, 2020. The total collateral for the loaned securities was cash in the amount of $485,167.
c — Significant Investment - Greater than 5% of net assets.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment.
g — Illiquid.
ADR — American Depositary Receipt.
CAD — Canadian Dollars.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

COMMON STOCKS — 77.17%	Shares	Value
Accommodation — 0.58%
Civeo Corporation*	273,666	$3,803,957
Administrative and Support Services — 0.16%
Expedia Group, Inc.	8,000	1,059,200
Aerospace and Defense — 1.77%
CACI International, Inc. — Class A*	46,800	11,668,644
Beverage and Tobacco Product Manufacturing — 0.04%
Crimson Wine Group Limited*	54,262	290,302
Cable and Other Subscription Programming — 0.84%
Discovery Communications, Inc. — Class A*^	123,200	3,707,088
Discovery Communications, Inc. — Class C*	69,900	1,830,681
		5,537,769
Casinos & Gaming — 0.22%
Las Vegas Sands Corp.	24,700	1,472,120
Data Processing, Hosting, and Related Services — 0.02%
IHS Markit Limited	1,200	107,796
Food Services and Drinking Places — 1.52%
The Wendy’s Company	456,500	10,006,480
Funds, Trusts, and Other Financial Vehicles — 0.06%
Mesabi Trust	14,020	393,261
		393,261
Insurance Carriers and Related Activities — 0.47%
Markel Corporation*	3,000	3,099,900
Management of Companies and Enterprises — 3.59%
Associated Capital Group, Inc. — Class A	261,290	9,176,505
Bollore SA	37,000	152,869
Galaxy Digital Holdings Ltd.*	1,300	11,132
Icahn Enterprises LP	282,600	14,319,342
		23,659,848
Mining (except Oil and Gas) — 3.57%
Franco-Nevada Corporation	176,600	22,133,278
Wheaton Precious Metals Corporation	32,400	1,352,376
		23,485,654

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Oil and Gas Extraction — 38.77%
Texas Pacific Land Trust[c]	351,186	$255,312,222
Tourmaline Oil Corp.[f]	6,400	86,279
		255,398,501
Other Financial Investment Activities — 6.27%
Brookfield Asset Management, Inc. — Class Ac	857,100	35,372,517
Brookfield Business Partners LP	5,000	187,650
GAMCO Investors, Inc. — Class A	1,800	31,932
Morgan Group Holding Co.*[f]	5,841	40,887
Onex Corp.	98,200	5,637,682
		41,270,668
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP*[g]	800	31,456
Other Professional, Scientific, and Technical Services — 0.14%
GMO Internet, Inc.	32,000	917,650
Other Telecommunications — 5.70%
Liberty Broadband Corporation — Series A*	14,700	2,316,426
Liberty Broadband Corporation — Series C*	127,460	20,185,840
Liberty Media Corp.-Liberty SiriusXM — Class A*	148,500	6,413,715
Liberty Media Corp.-Liberty SiriusXM — Class C*	197,900	8,610,629
		37,526,610
Performing Arts, Spectator Sports, and Related Industries — 3.38%
Live Nation Entertainment, Inc.*^	303,200	22,279,136
Professional, Scientific, and Technical Services — 0.06%
Cookpad, Inc.*	128,000	385,531
Real Estate — 5.82%
DREAM Unlimited Corp.[f]	182,500	3,046,684
Equity Lifestyle Properties, Inc. — REIT	110,000	6,969,600
The Howard Hughes Corporation*	357,000	28,178,010
PrairieSky Royalty Limited	18,100	143,475
		38,337,769
Satellite Telecommunications — 0.62%
DISH Network Corp. — Class A*	39,300	1,270,962
EchoStar Corporation — Class A*	133,100	2,820,389
		4,091,351

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Securities and Commodity Exchanges — 1.05%
Cboe Global Markets, Inc.	74,100	$6,900,192
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.51%
Brookfield Infrastructure Corporation — Class A^	4,900	354,270
CME Group, Inc.	16,300	2,967,415
IntercontinentalExchange Group, Inc.	500	57,645
		3,379,330
Spectator Sports — 1.09%
Liberty Media Corp.-Liberty Formula One — Class A*	88,700	3,369,713
Liberty Media Corp.-Liberty Formula One — Class C*	88,700	3,778,620
		7,148,333
Support Activities for Water Transportation — 0.65%
Clarkson plc	101,800	3,758,718
Siem Industries, Inc.*[f]	26,300	552,300
		4,311,018
Utilities — 0.27%
Brookfield Infrastructure Partners LP	36,200	1,788,280
TOTAL COMMON STOCKS
(cost $198,818,384)		508,350,756

PREFERRED STOCKS — 0.00%
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP — Class A*[g]	217	4,937
TOTAL PREFERRED STOCKS
(cost $1,764)		4,937

UNIT INVESTMENT TRUST — 9.55%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 9.55%
Grayscale Bitcoin Trust*[c]^	1,965,600	62,899,200
TOTAL UNIT INVESTMENT TRUST
(cost $26,406,964)		62,899,200

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

WARRANTS — 0.00%	Shares	Value
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP*[g]	800	$3,299
TOTAL WARRANTS
(cost $2,367)		3,299
TOTAL INVESTMENTS — 86.72%
(cost $225,229,479)		$571,258,192

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $70,117,451 at December 31, 2020. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $73,725,444.
c —Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid ADR — American Depositary Receipt.
CAD —Canadian Dollars.
REIT —Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2020 — (Continued)

COMMON STOCKS — 99.07%	Shares	Value
Ambulatory Health Care Services — 0.40%
Viatris, Inc.*	3,722	$69,750
Chemical Manufacturing — 8.96%
Alnylam Pharmaceuticals, Inc.*	3,000	389,910
Bluebird Bio, Inc.*	2,000	86,540
Editas Medicine, Inc.*^	8,000	560,880
Intellia Therapeutics, Inc.*	10,000	544,000
		1,581,330
Pharmaceutical and Medicine Manufacturing — 84.50%
AbbVie, Inc.[c]	10,000	1,071,500
Agenus, Inc.*	148	471
Alkermes plc*	22,000	438,900
AMGEN, Inc.[c]	4,000	919,680
Arena Pharmaceuticals, Inc.*	4,500	345,735
AstraZeneca plc — ADR^[c]	18,000	899,820
Biogen, Inc.*[c]	3,750	918,225
Bristol-Myers Squibb Company[c]	23,500	1,457,705
Eli Lilly and Co.[c]	6,500	1,097,460
Gilead Sciences, Inc.	11,000	640,860
GlaxoSmithKline plc — ADR	21,673	797,566
Immune Pharmaceuticals, Inc.*	1	—
Ionis Pharmaceuticals, Inc.*	9,000	508,860
Johnson & Johnson[c]	7,000	1,101,660
Merck & Co., Inc.[c]	14,000	1,145,200
Novartis AG — ADR[c]	14,000	1,322,020
Pacific Biosciences of California, Inc.*	12,000	311,280
Pfizer, Inc.[c]	30,000	1,104,300
Sanofi — ADR	17,000	826,030
		14,907,272
Professional, Scientific, and Technical Services — 5.21%
CRISPR Therapeutics AG*[c]	6,000	918,660
TOTAL COMMON STOCKS
(cost $9,784,514)		17,477,012

RIGHTS — 0.07%
Pharmaceutical and Medicine Manufacturing — 0.03%
Bristol-Myers Squibb Company*	7,000	4,831

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Scientific Research and Development Services — 0.04%
Ligand Pharmaceuticals, Inc.*[f]	44,000	$7,040
Ligand Pharmaceuticals, Inc.*	44,000	176
Ligand Pharmaceuticals, Inc.*[f]	44,000	167
Ligand Pharmaceuticals, Inc.*#	44,000	251
		7,634
TOTAL RIGHTS
(cost $14,910)		12,465
TOTAL INVESTMENTS — 99.14%
(cost $9,799,424)		$17,489,477

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $1,446,093 at December 31, 2020. The total collateral for the loaned securities was cash in the amount of $1,533,015.
# — Contingent value right (contingent upon profitability of company).
c — Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
ADR — American Depositary Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

COMMON STOCKS — 93.07%	Shares	Value
Accommodation — 2.08%
Civeo Corporation*	266,666	$3,706,657
Aerospace and Defense — 7.81%
CACI International, Inc. — Class A*[c]	55,900	13,937,547
Beverage and Tobacco Product Manufacturing — 0.24%
Crimson Wine Group Limited*	80,000	428,000
Chemical Manufacturing — 2.00%
Inter Parfums, Inc.	58,900	3,562,861
Food Services and Drinking Places — 3.68%
The Wendy’s Company	299,600	6,567,232
Funds, Trusts, and Other Financial Vehicles — 0.04%
Mesabi Trust	2,500	70,125
Machinery Manufacturing — 0.53%
Colfax Corporation*	24,000	917,760
Oshkosh Corp.	400	34,428
		952,188
Management of Companies and Enterprises — 11.71%
Associated Capital Group, Inc. — Class A	165,300	5,805,336
Dundee Corporation — Class A*	1,586,000	1,728,740
Galaxy Digital Holdings Ltd.*	376,000	3,219,734
Icahn Enterprises LPc	190,900	9,672,903
RIT Capital Partners plc	16,800	474,414
		20,901,127
Merchant Wholesalers, Durable Goods — 0.43%
Dorman Products, Inc.*	8,800	764,016
Mining (except Oil and Gas) — 0.13%
Altius Minerals Corporation	1,000	10,730
Sandstorm Gold Ltd.*^	1,800	12,906
Wheaton Precious Metals Corporation	5,000	208,700
		232,336
Motor Vehicle and Parts Dealers — 0.01%
AutoNation, Inc.*	200	13,958
Penske Automotive Group, Inc.	200	11,878
		25,836

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Oil and Gas Extraction — 44.15%
Permian Basin Royalty Trust	104,000	$344,240
Texas Pacific Land Trust[c]	107,904	78,446,208
		78,790,448
Other Financial Investment Activities — 0.94%
Morgan Group Holding Co.*[f]	3,967	27,769
Onex Corporation[f]	28,800	1,653,019
		1,680,788
Other Investment Pools and Funds — 0.84%
Urbana Corporation — Class A*	686,271	1,493,417
Other Pipeline Transportation — 1.74%
Rubis SCA	67,000	3,108,665
Performing Arts, Spectator Sports, and Related Industries — 3.52%
Live Nation Entertainment, Inc.*	85,500	6,282,540
Professional, Scientific, and Technical Services — 0.75%
Cookpad, Inc.*	447,300	1,347,250
Real Estate — 11.99%
DREAM Unlimited Corp.cf	950,200	15,862,794
Equity Commonwealth REIT	400	10,912
The Howard Hughes Corporation*	69,900	5,517,207
		21,390,913
Support Activities for Mining — 0.01%
Maverix Metals Inc.^	2,000	10,920
Support Activities for Water Transportation — 0.31%
Braemar Shipping Services plc*	259,700	550,468
Telecommunications — 0.16%
LICT Corporation*	16	284,800
TOTAL COMMON STOCKS
(cost $95,826,535)		166,088,134

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

UNIT INVESTMENT TRUST — 5.51%	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 5.51%
Grayscale Bitcoin Trust*^[c]	307,125	$9,828,000
TOTAL UNIT INVESTMENT TRUST
(cost $3,240,000)		9,828,000

WARRANTS — 0.37%
Other Investment Pools and Funds — 0.37%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*[g]	161,700	$666,922
TOTAL WARRANTS
(cost $440,386)		666,922
TOTAL INVESTMENTS — 98.95%
(cost $99,506,921)		$176,583,056

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $9,753,284 at December 31, 2020. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $10,286,539.
c — Significant Investment — Greater than 5% of net assets.
f — Level 2 Investment.
g — Illiquid.
ADR —American Depositary Receipt.
CAD — Canadian Dollars.
REIT —Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

COMMON STOCKS — 47.45%	Shares	Value
Accommodation — 0.15%
Civeo Corporation*	10,666	$148,257
Aerospace and Defense — 0.01%
CACI International, Inc. — Class A*	48	11,968
Beverage and Tobacco Product Manufacturing — 0.02%
Crimson Wine Group Limited*	2,800	14,980
Data Processing, Hosting, and Related Services — 3.32%
IHS Markit Limited	400	35,932
MasterCard, Inc. — Class A	4,000	1,427,760
Visa, Inc. — Class A	8,000	1,749,840
		3,213,532
Diversified Financials — 0.49%
Euronext NV	1,800	198,236
Sprott, Inc.*[f]	4,115	119,483
TMX Group Ltd.*	1,600	159,812
		477,531
European Exchanges — 0.32%
Deutsche Boerse AG	1,800	306,205
Funds, Trusts, and Other Financial Vehicles — 0.40%
Mesabi Trust	13,920	390,456
Global Exchanges — 0.08%
Hellenic Exchanges — Athens Stock Exchange SA	800	3,807
London Stock Exchange Group Plc	600	73,911
		77,718
Industrial Machinery Manufacturing — 0.00%
TerraVest Industries Inc.*	332	4,168
Insurance Carriers and Related Activities — 0.05%
Arthur J. Gallagher & Co.	400	49,484
Management of Companies and Enterprises — 2.41%
Associated Capital Group, Inc. — Class A	39,026	1,370,593
Clarke, Inc.*	1,000	5,248
Dundee Corporation — Class A*	1,800	1,962
Galaxy Digital Holdings Ltd.*	110,800	948,794
		2,326,597

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Merchant Wholesalers, Durable Goods — 0.04%
A-Mark Precious Metals, Inc.	1,600	$41,040
Mining (except Oil and Gas) — 1.68%
Franco-Nevada Corporation	5,400	676,782
Wheaton Precious Metals Corporation	22,600	943,324
		1,620,106
Oil and Gas Extraction — 27.31%
Texas Pacific Land Trust[c]	36,328	26,410,456
Other Exchanges — 0.25%
ASX Ltd.	4,400	244,237
Other Financial Investment Activities — 0.24%
Brookfield Asset Management, Inc. — Class A	3,600	148,572
GAMCO Investors, Inc. — Class A	4,200	74,508
Morgan Group Holding Co.*[f]	872	6,104
		229,184
Other Investment Pools and Funds — 2.58%
Partners Value Investments LP*[g]	43,516	1,711,035
Urbana Corporation*	3,200	7,290
Urbana Corporation — Class A*	356,004	774,712
		2,493,037
Professional, Scientific, and Technical Services — 0.01%
Cookpad, Inc.*	2,000	6,024
Real Estate — 2.70%
DREAM Unlimited Corp.[f]	133,400	2,227,001
The Howard Hughes Corporation*	4,900	386,757
		2,613,758
Securities and Commodity Exchanges — 1.53%
Cboe Global Markets, Inc.	7,806	726,895
NASDAQ, Inc.	1,800	238,932
NZX Limited	364,202	513,606
		1,479,433
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 2.70%
Burford Capital Ltd.*	100	967
CME Group, Inc.	5,891	1,072,457
IntercontinentalExchange Group, Inc.	12,900	1,487,241
Japan Exchange Group Inc. — ADR*	3,600	45,864
		2,606,529

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

	Shares	Value
Support Activities for Water Transportation — 1.16%
Clarkson plc	30,400	$1,122,446
TOTAL COMMON STOCKS
(cost $22,809,290)		45,887,146

PREFERRED STOCKS — 0.28%
Other Investment Pools and Funds — 0.28%
Partners Value Investments LP — Class A*[g]	11,832	269,178
TOTAL PREFERRED STOCKS
(cost $219,010)		269,178

UNIT INVESTMENT TRUST — 19.92%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 19.92%
Grayscale Bitcoin Trust*[c]^	601,874	19,259,968
TOTAL UNIT INVESTMENT TRUST
(cost $1,459,082)		19,259,968

	Principal
CONVERTIBLE BONDS — 0.00%	Amount
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019*ef	5,720	114
TOTAL CONVERTIBLE BONDS
(cost $5,720)		114

EXCHANGE TRADED FUNDS — 0.01%	Shares
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.01%
ProShares Short VIX Short-Term Futures ETF*	200	8,288
TOTAL EXCHANGE TRADED FUNDS
(cost $6,796)		8,288

WARRANTS — 0.18%
Other Investment Pools and Funds — 0.18%
Partners Value Investments LP Expiration: 06/30/2026,
Exercise Price: 32.45 CAD*[g]	43,516	179,479
TOTAL WARRANTS
(cost $130,104)		179,479

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2020 — (Continued)

Shares	Value
TOTAL INVESTMENTS — 67.84%
(cost $24,630,002)	$65,604,173

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $3,347,456 at December 31, 2020. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $3,530,520.
c — Significant Investment — Greater than 5% of net assets.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment.
g — Illiquid
ADR — American Depositary Receipt.
CAD — Canadian Dollars.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2020 — (Continued)

EXCHANGE TRADED FUNDS — 47.36%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 47.36%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	54,000	$2,979,180
PIMCO Enhanced Short Maturity Active ETF	4,700	479,588
SPDR Barclays Short Term Corporate Bond ETF#	24,000	753,600
Vanguard Short-Term Corporate Bond ETF	21,700	1,806,525
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,793)		6,018,893

	Principal
SHORT-TERM INVESTMENTS — 18.96%	Amount
Funds, Trusts, and Other Financial Vehicles — 18.96%
Fidelity Institutional Government Portfolio — Class I, 0.01%, 12/31/2031#b	$2,409,551	2,409,551
TOTAL SHORT-TERM INVESTMENTS
(cost $2,409,551)		2,409,551
TOTAL INVESTMENTS — 66.32%
(cost $8,214,344)		$8,428,444

Percentages are stated as a percent of net assets.
# — All or a portion of the securities have been committed as collateral for written option contracts, totaling $3,163,151.
b — The rate quoted is the annualized seven-day yield as of December 31, 2020.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2020 — (Continued)

	Principal
CONVERTIBLE BONDS — 2.40%	Amount	Value
Pipeline Transportation of Natural Gas — 2.40%
Cheniere Energy, Inc., 4.250%, 03/15/2045[f]	$800,000	$633,017
TOTAL CONVERTIBLE BONDS
(cost $670,460)		633,017

CORPORATE BONDS — 56.85%
Broadcasting (except Internet) — 0.81%
Cablevision Systems Corporation, 5.875%, 09/15/2022[f]	200,000	212,125
Chemical Manufacturing — 12.77%
Ashland, Inc., 4.750%, 08/15/2022cf	3,000,000	3,148,125
The Chemours Company, 7.000%, 05/15/2025^[f]	214,000	222,040
		3,370,165
Construction of Buildings — 10.40%
Brookfield Residential Properties, 6.375%, 05/15/2025 ■ [f]	651,000	672,089
Lennar Corporation, 4.750%, 11/15/2022cf	1,960,000	2,072,161
		2,744,250
Deep Sea, Coastal, and Great Lakes Water Transportation — 7.84%
Stolt-Nielsen Limited, 6.375%, 09/21/2022cf	2,000,000	2,070,075
Fabricated Metal Product Manufacturing — 0.97%
Ball Corporation, 5.250%, 07/01/2025[f]	224,000	256,056
Food Manufacturing — 7.63%
Lamb Weston Holdings, Inc.[f]
4.625%, 11/01/2024 ■	1,000,000	1,045,000
4.875%, 11/01/2026 ■	925,000	968,637
		2,013,637
Oil and Gas Extraction — 5.91%
Continental Resources, Inc., 5.000%, 09/15/2022[f]	328,000	328,820
Murphy Oil Corp., 4.950%, 12/01/2022[f]	1,208,000	1,229,883
		1,558,703
Real Estate — 6.46%
The Howard Hughes Corporation, 5.375%, 03/15/2025 ■cf	1,650,000	1,705,687
Support Activities for Mining — 0.14%
Valaris PLC, 4.875%, 06/01/2022[f]	600,000	36,609

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2020 — (Continued)

	Principal
	Amount	Value
Telecommunications — 3.92%
CenturyLink, Inc., 5.800%, 03/15/2022[f]	500,000	$522,187
Hughes Satellite Systems Corp., 7.625%, 06/15/2021[f]	500,000	513,125
		1,035,312
TOTAL CORPORATE BONDS
(cost $14,901,129)		15,002,619

MUNICIPAL BONDS — 0.66%
Support Activities for Air Transportation — 0.66%
Branson Missouri Regional Airport Transportation Development District,
5.000%, 04/01/2043+eg	1,126,358	175,047
TOTAL MUNICIPAL BONDS
(cost $2,265,689)		175,047

CLOSED-END FUNDS — 10.28%	Shares
Funds, Trusts, and Other Financial Vehicles — 10.28%
DoubleLine Opportunistic Credit Fund	50,900	1,000,185
PIMCO Dynamic Income Fund[c]	64,800	1,712,664
TOTAL CLOSED-END FUNDS
(cost $3,331,810)		2,712,849
TOTAL INVESTMENTS — 70.19%
(cost $21,169,088)		$18,523,532

Percentages are stated as a percent of net assets.
■ — The percentage of net assets comprised of 144a securities was 16.64%.
^ — This security or a portion of this security was out on loan at December 31, 2020. Total loaned securities had a market value of $223,755 at December 31, 2020. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $228,445.
+ — Security is considered illiquid. The aggregate value of such securities is $175,047 or 0.66% of net assets.
c — Significant Investment - Greater than 5% of net assets.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment.
g — Illiquid.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2020

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
ASSETS:
Investments, at value(1)(2)	$141,361,099	$11,903,233
Cash	32,334,720	8,571,801
Cash proceeds from securities lending	18,180,966	485,167
Receivable for contributed capital	518,830	19,037
Dividends and interest receivable	14,088	15,274
Prepaid expenses and other assets	35,071	1,189
Total Assets	192,444,774	20,995,701
LIABILITIES:
Payable to Adviser	165,970	20,388
Payable to Trustees	4,084	527
Payable to Chief Compliance Officer	178	19
Payable for securities purchased	71,920	10,741
Payable for collateral received for securities loaned	18,180,966	485,167
Payable for withdrawn capital	98,212	—
Accrued expenses and other liabilities	32,965	15,165
Total Liabilities	18,554,295	532,007
Net Assets	$173,890,479	$20,463,694
(1) Cost of investments	$56,779,366	$4,642,003
(2) Includes loaned securities with a market value of	$17,298,237	$459,851

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
ASSETS:
Investments, at value(1)(2)	$571,258,192	$17,489,477
Cash	88,221,341	134,236
Cash proceeds from securities lending	73,725,444	1,533,015
Receivable for contributed capital	162,385	147
Receivable for investments sold	339,910	—
Dividends and interest receivable	111,815	68,282
Prepaid expenses and other assets	147,177	210
Total Assets	733,966,264	19,225,367
LIABILITIES:
Payable to Adviser	678,787	18,544
Payable to Trustees	19,209	545
Payable to Chief Compliance Officer	1,275	31
Payable for securities purchased	8,301	—
Payable for collateral received for securities loaned	73,725,444	1,533,015
Payable for withdrawn capital	700,063	17,726
Accrued expenses and other liabilities	108,564	13,693
Total Liabilities	75,241,643	1,583,554
Net Assets	$658,724,621	$17,641,813
(1) Cost of investments	$225,229,479	$9,799,424
(2) Includes loaned securities with a market value of	$70,117,451	$1,446,093

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
ASSETS:
Investments, at value(1)(2)	$176,583,056	$65,604,173
Cash	1,919,704	30,991,793
Cash proceeds from securities lending	10,286,539	3,530,520
Receivable for contributed capital	29,638	215,284
Receivable for investments sold	276,831	—
Dividends and interest receivable	119,285	17,577
Prepaid expenses and other assets	23,836	8,157
Total Assets	189,238,889	100,367,504
LIABILITIES:
Payable to Adviser	184,448	93,498
Payable to Trustees	5,421	2,492
Payable to Chief Compliance Officer	416	138
Payable for securities purchased	—	10,810
Payable for collateral received for securities loaned	10,286,539	3,530,520
Payable for withdrawn capital	256,513	10,000
Accrued expenses and other liabilities	43,698	19,450
Total Liabilities	10,777,035	3,666,908
Net Assets	$178,461,854	$96,700,596
(1) Cost of investments	$99,506,921	$24,630,002
(2) Includes loaned securities with a market value of	$9,753,284	$3,347,456

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2020

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$8,428,444	$18,523,532
Cash	4,300,679	7,752,568
Cash proceeds from securities lending	—	228,445
Receivable for contributed capital	7,240	—
Dividends and interest receivable	403	223,402
Prepaid expenses and other assets	156	376
Total Assets	12,736,922	26,728,323
LIABILITIES:
Payable to Adviser	9,726	28,654
Payable to Trustees	451	977
Payable to Chief Compliance Officer	33	67
Payable for collateral received for securities loaned	—	228,445
Payable for withdrawn capital	5,593	60,898
Accrued expenses and other liabilities	12,992	17,072
Total Liabilities	28,795	336,113
Net Assets	$12,708,127	$26,392,210
(1) Cost of investments	$8,214,344	$21,169,088
(2) Includes loaned securities with a market value of	$—	$223,755

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2020

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$818,244	$104,654
Interest	141,745	30,712
Income from securities lending	254,113	7,430
Total investment income	1,214,102	142,796
EXPENSES:
Investment advisory fees	1,492,961	190,800
Administration fees	55,375	19,741
Professional fees	32,403	18,275
Fund accounting fees	22,947	4,195
Trustees’ fees	15,309	1,966
Chief Compliance Officer fees	2,822	365
Custodian fees and expenses	12,113	6,961
Registration fees	412	342
Other expenses	4,900	583
Total expenses	1,639,242	243,228
Net investment loss	(425,140)	(100,432)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	3,019,154	9,473
Net change in unrealized appreciation of:
Investments and foreign currency	59,789,361	4,113,381
Net realized and unrealized gain on investments	62,808,515	4,122,854
Net increase in net assets resulting from operations	$62,383,375	$4,022,422
† Net of foreign taxes withheld of:	$1,197	$14,458

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$10,965,614	$428,371
Interest	582,869	1,473
Income from securities lending	1,061,607	802
Total investment income	12,610,090	430,646
EXPENSES:
Investment advisory fees	7,692,086	214,311
Administration fees	232,339	20,137
Professional fees	104,208	11,060
Fund accounting fees	116,932	4,303
Trustees’ fees	81,105	2,281
Chief Compliance Officer fees	15,044	423
Custodian fees and expenses	48,896	297
Registration fees	550	61
Other expenses	31,606	656
Total expenses	8,322,766	253,529
Net investment income	4,287,324	177,117
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	17,672,827	266,162
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,986,307)	1,262,827
Net realized and unrealized gain (loss) on investments	(11,313,480)	1,528,989
Net increase (decrease) in net assets resulting from operations	$(7,026,156)	$1,706,106
† Net of foreign taxes withheld of:	$114,294	$11,217

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$4,106,855	$1,169,401
Interest	117,207	144,366
Income from securities lending	163,193	58,467
Total investment income	4,387,255	1,372,234
EXPENSES:
Investment advisory fees	2,266,266	952,489
Administration fees	78,691	41,163
Professional fees	41,896	26,971
Fund accounting fees	34,982	15,774
Trustees’ fees	23,812	9,940
Chief Compliance Officer fees	4,381	1,848
Custodian fees and expenses	23,480	—
Registration fees	239	386
Other expenses	10,592	1,652
Total expenses	2,484,339	1,050,223
Net investment income	1,902,916	322,011
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(5,219,911)	32,711
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,887,713)	13,440,674
Net realized and unrealized gain (loss) on investments	(14,107,624)	13,473,385
Net increase (decrease) in net assets resulting from operations	$(12,204,708)	$13,795,396
† Net of foreign taxes withheld of:	$69,927	$16,012

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2020

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$131,566	$258,347
Interest	43,117	1,103,430
Income from securities lending	—	37,402
Total investment income	174,683	1,399,179
EXPENSES:
Investment advisory fees	130,259	377,885
Administration fees	18,725	24,523
Professional fees	10,724	13,083
Fund accounting fees	2,877	9,904
Trustees’ fees	1,929	4,043
Chief Compliance Officer fees	359	759
Custodian fees and expenses	276	10,557
Registration fees	63	75
Other expenses	680	1,427
Total expenses	165,892	442,256
Net investment income	8,791	956,923
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	—	(830,990)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	146,889	(997,440)
Net realized and unrealized gain (loss) on investments	146,889	(1,828,430)
Net increase (decrease) in net assets resulting from operations	$155,680	$(871,507)

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment loss	$(425,140)	$(360,950)	$(100,432)	$(23,766)
Net realized gain (loss) on sale of
investments and foreign currency	3,019,154	(1,224,519)	9,473	(70,372)
Net change in unrealized appreciation
of investments and foreign
currency	59,789,361	29,309,130	4,113,381	2,330,656
Net increase (decrease) in net assets
resulting from operations	62,383,375	27,723,661	4,022,422	2,236,518
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	7,770,046	2,215,210	3,893,514	2,427,025
Withdrawals	(14,948,968)	(17,147,438)	(1,870,598)	(1,217,183)
Net increase (decrease) in net assets
resulting from capital
share transactions	(7,178,922)	(14,932,228)	2,022,916	1,209,842
Total increase in net assets	55,204,453	12,791,433	6,045,338	3,446,360
NET ASSETS:
Beginning of period	118,686,026	105,894,593	14,418,356	10,971,996
End of period	$173,890,479	$118,686,026	$20,463,694	$14,418,356

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio
	(Consolidated)		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment income (loss)	$4,287,324	$(3,349,558)	$177,117	$200,178
Net realized gain on sale
of investments and
foreign currency	17,672,827	10,032,976	266,162	72,224
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(28,986,307)	193,278,590	1,262,827	2,145,624
Net increase (decrease) in net assets
resulting from operations	(7,026,156)	199,962,008	1,706,106	2,418,026
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	3,165,502	14,773,055	3,411,267	171,014
Withdrawals	(136,914,828)	(73,514,626)	(4,259,206)	(2,275,086)
Net decrease in net assets
resulting from beneficial
interest transactions	(133,749,326)	(58,741,571)	(847,939)	(2,104,072)
Total increase (decrease) in net assets	(140,775,482)	141,220,437	858,167	313,954
NET ASSETS:
Beginning of period	799,500,103	658,279,666	16,783,646	16,469,692
End of period	$658,724,621	$799,500,103	$17,641,813	$16,783,646

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment gain (loss)	$1,902,916	$(572,655)	$322,011	$(3,022)
Net realized gain (loss) on sale
of investments and
foreign currency	(5,219,911)	(1,522,717)	32,711	(64,771)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(8,887,713)	62,303,135	13,440,674	16,281,763
Net increase (decrease) in net assets
resulting from operations	(12,204,708)	60,207,763	13,795,396	16,213,970
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	353,007	83,789,647	7,450,092	5,055,082
Withdrawals	(79,457,203)	(97,620,267)	(11,024,283)	(7,728,189)
Net decrease in net assets
resulting from beneficial
interest transactions	(79,104,196)	(13,830,620)	(3,574,191)	(2,673,107)
Total increase (decrease) in net assets	(91,308,904)	46,377,143	10,221,205	13,540,863
NET ASSETS:
Beginning of period	269,770,758	223,393,615	86,479,391	72,938,528
End of period	$178,461,854	$269,770,758	$96,700,596	$86,479,391

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
OPERATIONS:
Net investment income	$8,791	$225,479	$956,923	$1,529,197
Net realized gain (loss) on sale of
investments, foreign currency,
written options and distributions received
from other investment companies	—	31,547	(830,990)	(15,242)
Net change in unrealized appreciation
(depreciation) of investments, foreign
currency and written options	146,889	167,086	(997,440)	1,769,197
Net increase (decrease) in net assets
resulting from operations	155,680	424,112	(871,507)	3,283,152
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	7,566,629	1,542,929	3,334,817	1,410,845
Withdrawals	(11,555,389)	(4,557,926)	(11,275,410)	(6,906,144)
Net decrease in net assets
resulting from beneficial
interest transactions	(3,988,760)	(3,014,997)	(7,940,593)	(5,495,299)
Total decrease in net assets	(3,833,080)	(2,590,885)	(8,812,100)	(2,212,147)
NET ASSETS:
Beginning of period	16,541,207	19,132,092	35,204,310	37,416,457
End of period	$12,708,127	$16,541,207	$26,392,210	$35,204,310

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements
December 31, 2020

1. Organization
The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non- diversified” series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.
Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.
Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio utilize wholly-owned subsidiaries to achieve their investment objectives. Please see Note 2 for further details.
2. Significant Accounting Policies
Security Valuation
Master Portfolios equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.
Composite option pricing calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

traded on other foreign markets. At December 31, 2020, 0.00% and 0.00% of the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2020.
Bitcoin
The Master Portfolios may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2020, 39.5%, 24.5%, 9.5%, 5.5%, and 19.9% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.
Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.
As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and its Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.
Consolidation of Subsidiaries
The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (the “Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. Each Master Portfolio can invest up to 25% of its total

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

assets in the Subsidiaries. The Subsidiaries act as an investment vehicle in order to invest in commodity-linked and bitcoin-linked instruments consistent with the Portfolio’s investment objectives and policies. By investing in its Subsidiaries, a Master Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Master Portfolio. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, each Master Portfolio wholly-owns and controls its Subsidiaries, making it unlikely that the Subsidiaries will take action contrary to the interests of the Master Portfolio. Each Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as its Master Portfolio.
The Cayman Subsidiary is an exempted Cayman investment company and is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, each Cayman Subsidiary is a CFC not subject to U.S. income taxes. As a wholly-owned CFC, however, each Cayman Subsidiary’s net income and capital gain will be included each year in the respective Portfolio’s investment company taxable income.
As of December 31, 2020, the respective Cayman Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:
Internet Portfolio	$20,446,487	11.76%
Global Portfolio	$897,373	4.39%
Paradigm Portfolio	$63,291,861	9.61%
Small Cap Opportunities Portfolio	$9,913,507	5.55%
Market Opportunities Portfolio	$4,693,795	4.85%

The Delaware Subsidiary is organized under Delaware law. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to its respective Master Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

As of December 31, 2020, the respective Delaware Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:
Internet Portfolio	$3,638	0.00%
Global Portfolio	$3,626	0.02%
Market Opportunities Portfolio	$3,676	0.00%

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolios Adviser under the supervision of the Board of Trustees. At December 31, 2020, the following Master Portfolios held securities restricted to institutional investors (144A Securities):
		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$4,391,413	16.64%

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

significantly changing the market value of the investment. At December 31, 2020, the following Master Portfolios held illiquid securities:
		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$175,047	0.66%

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1 / 3 % of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Significant Investments
The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) expose the portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2020, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Multi-Disciplinary Income Portfolio invested approximately 56%, 33%, 54%, 68%, 72%, 44% and 48% of their

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

respective net assets in individual securities greater than 5% of net assets. See the respective Schedule of Investments for further details.
Holding a large concentration in a single security or issuer may expose the portfolios to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the portfolios’ performance. At December 31, 2020, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio held 9%, 10%, 39%, 44% and 27% of their respective net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the portfolios could be adversely affected if the underlying markets for oil and gas were to decline, thereby having a more significant impact on the portfolios given the concentration in this holding.
Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.
Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interests in the respective Master Portfolios.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2020, open tax years include the tax years ended December 31, 2017 through December 31, 2020. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

For the year ended December 31, 2020, Master Portfolios incurred the following expenses pursuant to the Agreements:
Investment Advisory Fees
The Internet Portfolio	$1,492,961
The Global Portfolio	190,800
The Paradigm Portfolio	7,692,086
The Medical Portfolio	214,311
The Small Cap Opportunities Portfolio	2,266,266
The Market Opportunities Portfolio	952,489
The Alternative Income Portfolio	130,259
The Multi-Disciplinary Income Portfolio	377,885

For the year ended December 31, 2020, the Trust was allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
4. Securities Transactions
Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2020, were as follows:
	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$721,531	$—	$4,665,981
The Global Portfolio	—	1,041,383	—	637,870
The Paradigm Portfolio	—	3,297,159	—	71,667,119
The Medical Portfolio	—	1,162,746	—	1,649,886
The Small Cap
Opportunities Portfolio	—	833,095	—	33,517,672
The Market Opportunities Portfolio	—	1,956,550	—	982,244
The Alternative Income Portfolio	—	—	—	—
The Multi-Disciplinary
Income Portfolio	—	8,243	—	10,107,271

As of December 31, 2020, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$57,370,351	$4,972,329	$228,378,088	$9,849,074
Unrealized Appreciation	86,023,659	7,973,027	361,585,314	8,500,861
Unrealized Depreciation	(2,032,911)	(1,042,123)	(18,705,210)	(860,458)
Net Unrealized Appreciation	$83,990,748	$6,930,904	$342,880,104	$7,640,403

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Tax Cost of Investments	$103,465,739	$25,987,174	$8,214,344	$20,485,954
Unrealized Appreciation	100,172,274	43,447,224	214,100	1,315,916
Unrealized Depreciation	(27,054,957)	(3,830,225)	—	(3,278,338)
Net Unrealized
Appreciation (Depreciation)	$73,117,317	$39,616,999	$214,100	$(1,962,422)

5. Portfolio Securities Loaned
As of December 31, 2020, the Master Portfolios had loaned securities that were collateralized by cash. The majority of the cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value of the securities on loan and the value of the related collateral at December 31, 2020, were as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

	Securities	Collateral
The Internet Portfolio	$17,298,237	$18,180,966
The Global Portfolio	459,851	485,167
The Paradigm Portfolio	70,117,451	73,725,444
The Medical Portfolio	1,446,093	1,533,015
The Small Cap Opportunities Portfolio	9,753,284	10,286,539
The Market Opportunities Portfolio	3,347,456	3,530,520
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	223,755	228,445

6. Selected Financial Highlights
Financial highlights for the Master Portfolios were as follows:
		The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	56.87%	26.92%	(26.86)%	57.90%	3.09%
Ratio of expenses to
average net assets:	1.37%	1.37%	1.38%	1.37%	1.37%
Ratio of net investment
income (loss) to
average net assets:	(0.36)%	(0.29)%	(0.60)%	1.27%	(1.18)%
Portfolio turnover rate	1%	1%	15%	44%	2%

		The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	24.80%	21.41%	(23.85)%	49.37%	14.13%
Ratio of expenses to
average net assets:	1.59%	1.59%	1.66%	1.59%	1.66%
Ratio of net investment
income (loss) to
average net assets:	(0.66)%	(0.18)%	(0.57)%	1.88%	(0.44)%
Portfolio turnover rate	8%	5%	28%	169%	11%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

		The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	3.61%	30.77%	(5.27)%	28.69%	20.72%
Ratio of expenses to
average net assets:	1.35%	1.35%	1.36%	1.36%	1.37%
Ratio of net investment
income (loss) to
average net assets:	0.70%	(0.43)%	(0.65)%	(0.53)%	(0.84)%
Portfolio turnover rate	1%	1%	3%	14%	2%

		The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	8.95%	15.92%	1.59%	10.67%	(8.04)%
Ratio of expenses to
average net assets:	1.48%	1.51%	1.47%	1.43%	1.42%
Ratio of net investment
income (loss) to
average net assets:	1.03%	1.22%	0.96%	0.82%	0.66%
Portfolio turnover rate	7%	6%	0%	0%	0%

		The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	2.57%	27.34%	0.56%	26.50%	24.67%
Ratio of expenses to
average net assets:	1.37%	1.36%	1.37%	1.37%	1.36%
Ratio of net investment
income (loss) to
average net assets:	1.05%	(0.20)%	(0.33)%	(0.47)%	(0.75)%
Portfolio turnover rate	0%	4%	3%	9%	4%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

		The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	19.57%	22.77%	(10.62)%	47.53%	20.68%
Ratio of expenses to
average net assets:	1.38%	1.39%	1.40%	1.39%	1.41%
Ratio of net investment
income (loss) to
average net assets:	0.42%	(0.00)%	(0.30)%	1.05%	(0.73)%
Portfolio turnover rate	2%	4%	8%	35%	5%

		The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	2.03%	2.28%	0.77%	2.20%	3.85%
Ratio of expenses to
average net assets:	1.15%	1.14%	1.10%	1.07%	1.10%
Ratio of net investment
income (loss) to
average net assets:	0.06%	1.22%	0.79%	(0.04)%	(0.16)%
Portfolio turnover rate	0%	0%	0%	0%	1%

		The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Total Return	(1.35)%	9.13%	(0.93)%	4.84%	10.52%
Ratio of expenses to
average net assets:	1.46%	1.44%	1.42%	1.40%	1.38%
Ratio of net investment
income (loss) to
average net assets:	3.17%	4.15%	4.13%	3.47%	4.13%
Portfolio turnover rate	0%	0%	2%	16%	9%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

7. Summary of Fair Value Exposure
Various inputs are used in determining the value of Master Portfolio’s and Spinoff Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Internet Portfolio
The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$72,669,931	$—	$—	$72,669,931
Unit Investment Trust	68,691,168	—	—	68,691,168
Total Investments in Securities	$141,361,099	$—	$—	$141,361,099

As of December 31, 2020, there were no investments in Level 3 securities. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—	*
Transfer in and/or out of Level 3	—
Balance as of December 31, 2020	$—

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
* Amount is less than $0.50.
The Global Portfolio
The following is a summary of the inputs used to value the The Global Portfolio’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$6,670,479	$117,540	$86,228	$6,874,247
Unit Investment Trust	5,008,640	—	—	5,008,640
Preferred Stocks	—	—	11,716	11,716
Convertible Bonds	—	822	—	822
Warrants	—	—	7,808	7,808
Total Investments in Securities	$11,679,119	$118,362	$105,752	$11,903,233

During the year ended December 31, 2020, there was a transfer of $105,752 out of Level 2 into Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2019	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	105,752
Balance as of December 31, 2020	$105,752

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

	Fair Value at	Valuation	Unobservable
Description	12/31/2020	Techniques	Input	Range
Common Stocks	$86,228	Followed valuation	Intermittent	$34.00-$69.78
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Preferred Stocks	$11,716	Followed valuation	Intermittent	$15.00-$25.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Warrants	$7,808	Followed valuation	Intermittent	$2.90-$9.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
The Paradigm Portfolio
The following is a summary of the inputs used to value The Paradigm Portfolio’s net assets as of December 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$504,593,150	$3,726,150	$31,456	$508,350,756
Unit Investment Trust	62,899,200	—	—	62,899,200
Preferred Stocks	—	—	4,937	4,937
Warrants	—	—	3,299	3,299
Total Investments in Securities	$567,492,350	$3,726,150	$39,692	$571,258,192

During the year ended December 31, 2020, there was a transfer of $39,692 out of Level 2 into Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	39,692
Balance as of December 31, 2020	$39,692

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

	Fair Value at	Valuation	Unobservable
Description	12/31/2020	Techniques	Input	Range
Common Stocks	$31,456	Followed valuation	Intermittent	$34.00-$69.78
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Preferred Stocks	$4,937	Followed valuation	Intermittent	$15.00-$25.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Warrants	$3,299	Followed valuation	Intermittent	$2.90-$9.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables

There is no active market for the Level 3 securities, so a value is being assigned until such time as a market exists.

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
* Amount is less than $0.50.
The Medical Portfolio
The following is a summary of the inputs used to value The Medical Portfolio’s net assets as of December 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$17,477,012	$—	$—	$17,477,012
Rights	5,258	7,207	—	12,465
Total Investments in Securities	$17,482,270	$7,207	$—	$17,489,477

As of December 31, 2020, there were no investments in Level 3 securities. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$148,544,552	$17,543,582	$—	$166,088,134
Unit Investment Trust	9,828,000	—	—	9,828,000
Preferred Stocks	—	—	—	—
Warrants	—	—	666,922	666,922
Total Investments in Securities	$158,372,552	$17,543,582	$666,922	$176,583,056

During the year ended December 31, 2020, there was a transfer of $666,922 out of Level 2 into Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	666,922
Balance as of December 31, 2020	$666,922

	Fair Value at	Valuation	Unobservable
Description	12/31/2020	Techniques	Input	Range
Warrants	$666,922	Followed valuation	Intermittent	$2.90-$9.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
The Market Opportunities Portfolio
The following is a summary of the inputs used to value The Market Opportunities Portfolio’s net assets as of December 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$41,823,523	$2,352,588	$1,711,035	$45,887,146
Unit Investment Trust	19,259,968	—	—	19,259,968
Preferred Stocks	—	—	269,178	269,178
Convertible Bonds	—	114	—	114
Exchange Traded Funds	8,288	—	—	8,288
Warrants	—	—	179,479	179,479
Total Investments in Securities	$61,091,779	$2,352,702	$2,159,692	$65,604,173

During the year ended December 31, 2020, there was a transfer of $2,159,692 out of Level 2 into Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	2,159,692
Balance as of December 31, 2020	$2,159,692

	Fair Value at	Valuation	Unobservable
Description	12/31/2020	Techniques	Input	Range
Common Stocks	$1,711,035	Followed valuation	Intermittent	$34.00-$69.78
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Preferred Stocks	$269,178	Followed valuation	Intermittent	$15.00-$25.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables
Warrants	$179,479	Followed valuation	Intermittent	$2.90-$9.00
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

The Alternative Income Portfolio
The following is a summary of the inputs used to value The Alternative Income Portfolio’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,018,893	$—	$—	$6,018,893
Short-Term Investments	2,409,551	—	—	2,409,551
Total Investments in Securities	$8,428,444	$—	$—	$8,428,444

As of December 31, 2020, there were no investments in Level 3 securities. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

^ See Portfolio of Investments for breakout of investments by industry classification.
The Multi-Disciplinary Income Portfolio
The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio’s net assets as of December 31, 2020:
Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$633,017	$—	$633,017
Corporate Bonds	—	15,002,619	—	15,002,619
Municipal Bonds	—	—	175,047	175,047
Closed-End Funds	2,712,849	—	—	2,712,849
Total Investments in Securities	$2,712,849	$15,635,636	$175,047	$18,523,532

During the year ended December 31, 2020, there was a transfer of $175,047 out of Level 2 into Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2019	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	175,047
Balance as of December 31, 2020	$175,047

	Fair Value at	Valuation	Unobservable
Description	12/31/2020	Techniques	Input	Range
Municipal Bonds	$175,047	Followed valuation	Intermittent	$14.93-$16.01
		procedures and used	market
		the last traded price-	activity
fair valuation is
reviewed by the board
using market comparables

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

8. Disclosures about Derivative Instruments and Hedging Activities
The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies. At December 31, 2020, none of the Portfolios held any derivative instruments.
The following is a summary of the fair value and location of derivative instruments on the Statement of Operations as of December 31, 2020:
		Statement of Operations
		Realized	Change in Unrealized
	Derivative Equity Contracts	Gain (Loss)	Appreciation/Depreciation
The Multi-Disciplinary
Income Portfolio	Call Option Purchased	$(2,172)	$–

The following is a summary of the volume of derivative instrument activity during the year ended December 31, 2020:
		Number of		Average
	Derivative Equity	Contracts	Premiums	Quarterly
Description	Contracts	Purchased	Paid	Market Value
The Multi-Disciplinary	Call Option
Income Portfolio*	Purchased	12	$2,172	$–

* The Multi-Disciplinary Income Portfolio had purchased call options on August 31, 2020 which expired on September 21, 2020. Since there were no options in the portfolio at each of the quarter-ends of the year, the average quarterly market value is $0.
9. Offsetting Assets and Liabilities
The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre- arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2020:

			Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Internet Portfolio
Securities Lending	$18,180,966	$—	$18,180,966	$18,180,966	$—	$—
	$18,180,966	$—	$18,180,966	$18,180,966	$—	$—

The Global Portfolio
Securities Lending	$485,167	$—	$485,167	$485,167	$—	$—
	$485,167	$—	$485,167	$485,167	$—	$—

The Paradigm Portfolio
Securities Lending	$73,725,444	$—	$73,725,444	$73,725,444	$—	$—
	$73,725,444	$—	$73,725,444	$73,725,444	$—	$—

The Medical Portfolio
Securities Lending	$1,533,015	$—	$1,533,015	$1,533,015	$—	$—
	$1,533,015	$—	$1,533,015	$1,533,015	$—	$—

The Small Cap
Opportunities Portfolio
Securities Lending	$10,286,539	$—	$10,286,539	$10,286,539	$—	$—
	$10,286,539	$—	$10,286,539	$10,286,539	$—	$—

The Market
Opportunities Portfolio
Securities Lending	$3,530,520	$—	$3,530,520	$3,530,520	$—	$—
	$3,530,520	$—	$3,530,520	$3,530,520	$—	$—

The Multi-Disciplinary
Income Portfolio
Securities Lending	$228,445	$—	$228,445	$228,445	$—	$—
	$228,445	$—	$228,445	$228,445	$—	$—

10. Subsequent Events
In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2020

11. Recent Accounting Pronouncements
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
12. Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll- free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.
13. Information about the Portfolio Holdings (Unaudited)
The Master Portfolios file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Master Portfolios’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Kinetics Portfolios Trust

Opinion on the Financial Statements
We have audited the accompanying statements [consolidated where noted as such] of assets and liabilities of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio (the “Funds”), each a series of Kinetics Portfolios Trust (the “Trust”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the [consolidated where noted as such] financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
March 1, 2021

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KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)

Management of the Funds and the Portfolios
The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.
Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees
Independent Directors/Trustees

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven T. Russell	Independent	Indefinite/	Steven Russell Law Firm (April	17	N/A
Year Born: 1963	Director/	20 years	2010 to present); Professor of
c/o Horizon Kinetics Asset	Independent		Business Law andFinance,
Management LLC	Trustee		Suffolk County Community
470 Park Avenue South			College (1997 to present).
New York, New York 10016

Douglas Cohen, CPA	Independent	Indefinite/	Chief Financial Officer, Sunrise	17	N/A
Year Born: 1961	Director/	20 years	Credit Services, Inc. (2005
c/o Horizon Kinetics Asset	Independent		to present).
Management LLC	Trustee
470 Park Avenue South
New York, New York 10016

William J. Graham	Independent	Indefinite/	Attorney, William J. Graham, PC	17	N/A
Year Born: 1961	Director/	20 years	(2001 to present); Assistant Town
c/o Horizon Kinetics	Independent		Attorney, Town of Islip, NY
Asset Management LLC	Trustee		(2016 to present).
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Independent Directors/Trustees (Continued)

# of Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex(1)
	Held with	Length of		Overseen by
Name, Address and	Company/	Time	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Trust	Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Joseph E. Breslin	Independent	Indefinite/	J.E. Breslin & Co. – Consulting	17	Northern Lights Fund Trust IV (20 portfolios)
Year Born: 1953	Director/	20 years	(2010 to present); Senior Counsel,		(2016-present); Trustee, Forethought Variable
c/o Horizon Kinetics	Independent		White Oak Global Advisors, LLC		Insurance Trust (5 portfolios); Trustee, Hatteras
Asset Management LLC	Trustee		(2017 to present).		Alternative Mutual Funds Trust (8 portfolios)
470 Park Avenue South					(2004-2016); Trustee, Underlying Funds Trust
New York, New York 10016					(2 portfolios) (2004-2016); Trustee, HCIM Trust (2
portfolios) (2013-2015); Manager, Hatteras Global
Private Equity Partners Institutional, LLC (2012-
2016); Manager, Hatteras GPEP Fund II, LLC
(2012-2016); Manager, Hatteras VC Co-Investment
Fund II LLC (2012-2016); Manager, Hatteras Master
Fund, L.P. (2012-2016); Manager, Hatteras Core
Alternatives TEI Fund, L.P. (2012-2016); Manager,
Hatteras Core Alternatives Fund, L.P. (2012-2016);
Manager, Hatteras Core Alternatives Institutional
Fund, L.P. (2012-2016); Manager, Hatteras Core
Alternatives TEI Institutional Fund, L.P. (2012-2016);
and Trustee, Hatteras Variable Trust (2012-2013);
Trustee.

James M. Breen	Independent	Indefinite/	Special Agent, Florida Department	17	N/A
Year Born: 1959	Director/	12 years	of Law Enforcement (2015 to 2019);
c/o Horizon Kinetics	Independent		Senior AML Analyst, Citibank
Asset Management LLC	Trustee		(2014-2015); Senior Special Agent,
470 Park Avenue South			Homeland Security Investigations,
New York, New York 10016			Miami, FL (2011 to 2014).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Interested Directors/Trustees and Officers
# of Portfolios
in Fund
		Term of		Complex(1)
	Position(s)	Office and		Overseen by
Name, Address and	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Murray Stahl(3)	Director/	Indefinite/	Chairman, FRMO Corp. (2001	17	Director and Officer of FRMO Corp.
Year Born: 1953	Trustee	20 years	to present) (provides consulting
c/o Horizon Kinetics	& Secretary		services to private investment		Additionally, Murray is an owner and director
Asset Management LLC			funds and research services		of MSRH, LLC (“MSRH”), an independent
470 Park Avenue South			with respect to marketable		exempt reporting adviser that serves as
New York, New York 10016			securities); Chairman and Chief		the investment manager and general
			Investment Officer, Horizon		partner of two U.S. private funds.
Kinetics LLC, (including
			Horizon Asset Management LLC		Murray is also the Chairman of the Board of
			(an investment adviser) (1994		Directors of the Minneapolis Grain Exchange
			to present); Horizon Kinetics		(“MGEX”), a designated contract market and
			Asset Management LLC and		derivatives clearing organization.
Kinetics Advisers LLC
			(2000 to present)); CEO,		Murray is a member of the Board of the
			Horizon Kinetics LLC (2015		Bermuda Stock Exchange (“BSX”),
			to present). Chairman,		incorporated pursuant to The Bermuda Stock
			President, RENN Fund, Inc.		Exchange Company Act of 1992.
(2017-present).
Murray was a Director of IL&FS Securities Services
Limited, a company based in India; his term ended
December 31, 2020.

Murray was also a shareholder and Director of
Winland Holdings Corporation (“WELX”), a publicly
traded company; his term ended December 31,
2020.

As of January 2021, Murray became a Director of
Texas Pacific Land Corporation (“TPL”), a publicly
traded company.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Interested Directors/Trustees and Officers (Continued)

# of Portfolios
		Term of		in Fund Complex(1)
	Position(s)	Office and		Overseen by
	Held with the	Length of	Principal Occupation(s)	Director/	Other Directorships
Name, Address and Year of Birth	Company/ Trust	Time Served	During Past Five Years	Trustee	Held by Director/Trustee(2)
Peter B. Doyle(3)	Director/	Indefinite/	Vice President, Horizon Asset	17	Director and Officer of
Year Born: 1962	Trustee,	18 years	Management LLC (1994 to		FRMO Corp.
c/o Horizon Kinetics	President &		2011); Vice President, FMRO
Asset Management LLC	Chairman		Corp. 2001 to present) (provides
470 Park Avenue South	of the Board		consulting services (to private
New York, New York 10016			investment funds and research
services with respect to marketable
securities); Managing Director,
Horizon Kinetics LLC
(including Horizon Asset
Management LLC (an
investment adviser) (1994 to
present); Horizon
Kinetics Asset Management
LLC and Kinetics
Advisers LLC (2000 to
present)); and President of
Kinetics Mutual Funds, Inc.
(1998 to present).

Leonid Polyakov(3)	Director/	Indefinite/	CFO, Horizon Kinetics Asset	17	N/A
Year Born: 1959	Trustee	18 years	Management LLC (2000 to
c/o Horizon Kinetics	& Treasurer		2011); CFO and FINOP, Kinetics
Asset Management LLC			Funds Distributor LLC (2002 to
470 Park Avenue South			2011); Director, Kinetics Advisers
New York, New York 10016			LLC (2000 to 2011).

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios — (Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Officers

Term of
	Position(s)	Office and
	Held with the	Length of	Principal Occupation(s)	Other Directorships
Name, Address and Age	Company/ Trust	Time Served	During Past Five Years	Held by Officer
Andrew M. Fishman	Chief Compliance	Indefinite/	Associate General Counsel, Horizon Kinetics LLC (2011	N/A
Year Born: 1950	Officer	16 years	to present); General Counsel, Horizon Asset Management,
c/o Horizon Kinetics			Inc. (1997 to 2011); Secretary, Horizon Asset Management,
Asset Management LLC			Inc. (2006 to 2011); Chief Compliance Officer, Horizon
470 Park Avenue South			Asset Management, Inc. (1997 to 2008); Chief Compliance
New York, New York 10016			Officer, Horizon Kinetics Asset Management LLC. (1999 to 2011);
Chief Compliance Officer, Kinetics Advisers LLC (2000 to 2011).

Jay H. Kesslen	Vice President and	Indefinite/	General Counsel, Horizon Kinetics LLC (including Horizon	N/A
Year Born: 1973	Assistant Secretary	16 years	Asset Management LLC (an investment adviser) (2011 to
c/o Horizon Kinetics			present), Kinetics Asset Management LLC (2000 to 2011),
Asset Management LLC			Kinetics Advisers LLC (2000 to 2011), Kinetics Funds
470 Park Avenue South			Distributor LLC (2000 to present), KBDSecurities LLC
New York, New York 10016			(2000 to present)); FRMO Corp. (2014 to present); Chief
Compliance Officer, Horizon Kinetics LLC (2015-2016).
Vice President, Chief Compliance Officer, RENN Fund, Inc.
(2017-present).

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:
•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
This privacy policy is not part of the annual report.

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Kinetics Mutual Funds, Inc.

615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York,NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
50 South 16th Street
Suite 2900
Philadelphia, PA 19102

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020 Kinetics Portfolios Trust	FYE 12/31/2020 Kinetics Mutual Funds	FYE 12/31/2019 Kinetics Portfolios Trust	FYE 12/31/2019 Kinetics Mutual Funds
Audit Fees	89,625	105,825	89,625	105,825
Audit-Related Fees	0	0	0	0
Tax Fees	28,375.00	31,175.00	28,375.50	31,175.50
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(1)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title) *                       /s/ Peter B. Doyle, President

Peter B. Doyle, President

Date     3/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *                      /s/ Peter B. Doyle, President

           Peter B. Doyle, President

Date      3/1/2021

By (Signature and Title) *                       /s/ Leonid Polyakov, Treasurer

                                                            Leonid Polyakov, Treasurer

Date      3/1/2021